Babson Funds

Annual Report

Equities
     Enterprise Fund
     Enterprise Fund II
     Growth Fund
     Shadow Stock Fund
     Value Fund
     International Fund
Fixed income
     Bond Trust
     Money Market Fund
     Tax-Free Income Fund


Babson Funds

Table of Contents

Economic Review                          1
Babson Enterprise Fund                   2
Babson Enterprise Fund II                6
Babson Growth Fund                      10
Shadow Stock Fund                       14
Babson Value Fund                       19
Babson-Stewart Ivory International Fund 22
Babson Bond Trust                       27
Babson Bond Trust
  Portfolio L                           29
Babson Bond Trust
  Portfolio S                           33
Babson Money Market Fund                36
Babson Money Market Fund
  Prime                                 37
Babson Money Market Fund
  Federal                               38
Babson Tax-Free Income Fund             39
Babson Tax-Free Income Fund
  Portfolio L                           40
Babson Tax-Free Income Fund
  Portfolio S                           42
Babson Tax-Free Income Fund
  Portfolio MM                          44
Statements of Assets and Liabilities    46
Statements of Operations                48
Statements of Changes in Net Assets     50
Notes to Financial Statements           54
Financial Highlights                    57
Report of Ernst & Young LLP,
Independent Auditors                    64


Message to our Shareholders

As Chairman of Jones & Babson since 1993, I have enjoyed a leadership role in the strategic evolution of the company. In January of this year, I assumed the role of President and CEOfrom Larry Armel, who retired from the position after a tenure of 16 years. We experienced significant growth under Larry's leadership, adding new funds and fund families, entering new markets and dramatically updating technology. During that time our assets under management grew tenfold. In my new position I have the opportunity to build on Larry's legacy of shareholder service, quality products, and committed employees.

Serving as Chairman has given me a solid base and perspective on which to build for the future. We have seen tremendous growth and change in the mutual fund industry, and as we enter the 21st century I believe there is real opportunity for those companies dedicated to providing the investor high quality products and services. We intend to take advantage of that opportunity with an ongoing focus that strives for exceptional money management, creation of quality, new products and the evolving use of technology.

What will set us apart is the high priority we place on people - our shareholders and those dedicated to serving them. We have the distinction of being a "high-touch" company in a conveyor belt world, and we value the relationships we have built over the years. We look forward to growing and strengthening these relationships by adding value whenever and wherever possible.

Thank you for your continued interest in our Funds. I welcome your input and invite you to call or e-mail me with your questions or suggestions.

Sincerely,

/s/Stephen S. Soden

Stephen S. Soden
President


Economic Review

Momentum is the name of the game for sports teams, stocks and it seems, the U.S. economy. The domestic economy rolled right through the Y2K scare and into the new Millennium with a solid tailwind. Economic activity expanded at roughly a 5% real rate in the first half of 2000, well above earlier forecasts. Fortunately, this momentum has not, as yet, translated into significantly higher levels of inflation.

Nonetheless, the Federal Reserve has been aggressively tightening monetary policy in an effort to slow the economy to what it perceives to be a more stable, long-term non- inflationary growth rate. Exactly what that rate is, is debatable to say the least. The Fed has raised short-term lending rates in the U.S. by 175 basis points since June, 1999 and has indicated rates will continue to rise as necessary to head off inflationary pressures.

Interestingly, longer term rates have not risen as much as short rates over this period, creating an inverted yield curve. The unusual shape of the yield curve reflects a vote of confidence in the Fed, but also the large budget surplus which has developed thanks to burgeoning tax receipts. Unless, or until, Congress spends it or gives it back via tax cuts, budget surpluses will be used to reduce outstanding Government debt, keeping downward pressure on long- term bond yields.

Tighter monetary policy may be having the desired effect. Fed Chairman Greenspan has regularly voiced his concern over time about the inflationary implications of excess demand led growth, especially in an environment of historically high employment as is the case today. After a long run, signs are pointing to a slowdown in consumer spending this summer, perhaps due to a waning of the wealth effect. Lower stock prices, a slower housing market, and higher interest rates should result in declining consumer confidence. Add to this the tax-like effect of higher oil prices over the past year and the average consumer is looking a little cash strapped.

At the same time, investment spending seems to be ramping up again, as companies apparently can't keep up with technology and systems growth. New era economists are much more comfortable with this supply-driven surge in spending, however, as the net result is improved corporate productivity. Technology-driven productivity enhancement is the other big driver for this economy's long lived expansion. Even Mr. Greenspan recently conceded in public testimony that recent historically high levels of productivity growth may be more structural and less than cyclical than previously assumed. Translation: the economy can probably grow at some faster level of sustainable growth, without inflation, than was previously believed.

Prospects for an economic "soft landing," where overall growth slows to some sustainable (higher) speed limit appear reasonable, though risks still exist. Chairman Greenspan specifically cited two: the growing U.S. current account deficit and the ever tightening labor market. Beyond these we continue to watch energy costs, stock prices, overseas economic growth (central banks have been tightening worldwide) and, of course, the U.S. elections.

David L. Babson & Co. Inc.


Babson Enterprise Fund

The Enterprise Fund had a tremendous first half, ended June 30, 2000 returning 14.46% (price change and reinvested distributions), easily beating the unmanaged Russell 2000 Index 3.04% and the unmanaged
Russell 2000 Value Index 5.85%.

Market volatility was the overriding theme in the first half of 2000. Speculative growth stocks, especially in the technology and biotechnology sectors, dominated performance through the first week of March. Market sentiment then swung 180 degrees in favor of value stocks in one of the more dramatic reversals in leadership in recent memory, as the speculative bubble in "new economy" stocks began to deflate. Internet entrepreneurs looked on with surprise as investors began to focus on such arcane matters as revenues, cash flows, and potential profits, rather than "clicks" and "hits."

The best performing stock in the portfolio was Zygo (high-precision measurement tools) which returned 351.24% in the first half of this year. Zygo's gain is attributable to continued strength in its core semiconductor business and the announcement of a major new fiber optics contract. Lamson & Sessions (electrical equipment products) returned 214.11% to the portfolio, after reporting an outstanding first quarter that far surpassed expectations. The good results were driven by strength in the telecommunications market and the benefits of cost reductions and restructuring efforts over the last few years. Tetra Technologies' (+95.70) stock has recovered along with the strong energy market and the pick-up in U.S. drilling activity.

Poor performers included Terex (off-highway trucks and cranes) which was down (-49.10%) with the announcement that management's earnings outlook for the coming year would be less than previously anticipated. Corrpro (- 44.68%), a corrosion control services company, preannounced a disappointing quarter as a result of cost overruns on two corrosion projects. Norstan (- 37.25%) reported a fourth quarter loss. The telecommunications equipment company is expected to return to profitability by the end of this year.

We are pleased to see the market begin to refocus on revenue, earnings, and valuations. While volatility remains high, the change in market sentiment that was initiated in mid-March appears to be sustaining. The recent signs of slowing economic growth, coupled with continuing low inflation, may signal that we are near the end of the Federal Reserve rate hikes. A stabilization of interest rates in a non-recessionary, low inflation economy would be an ideal backdrop for broad market equity performance.

Looking back at the not-too-distant past, following aggressive Fed rate hikes in 1994 and a strong technology market in 1995, the low inflation, benign interest rate environment of 1996 and 1997 provided the underpinning for two exceptionally strong years for small cap value stocks. We are hopeful that a similar economic climate is forming and that the recent leadership of small cap value can be sustained over the next several years. The volatility and remaining speculative forces in the market promise that it won't be a smooth ride going forward, but for small cap value investors, we believe it will be a profitable journey.

The following companies were added to the Fund: Advanced Marketing Services distributes general interest books to membership warehouse clubs and specialty retailers. DT Industries produces automated production equipment that is used to assemble, test, or package industrial and consumer products. NN Ball & Roller is a leading manufacturer of precision steel balls and rollers that are a critical component of anti-friction ball bearings. Robotic Visions provides inspection systems for the semiconductor and industrial markets. UCBH Holdings is the holding company for United Commercial Bank, a California bank serving the ethnic Chinese community. Ultimate Electronics is a specialty retailer of high-end home entertainment and consumer electronics products. United Natural Foods is the largest distributor of natural and organic food products in the United States.

The following positions were liquidated: Chicago Bridge & Iron, Enesco, FLIR, Interface, MDC Communications, Petco, RailAmerica, Starrett, and Styling Technologies. These companies were sold because, in our estimation, the new portfolio holdings and a number of current positions offer brighter future earnings prospects than these names.

Five previously announced buyouts were completed: We received cash for our positions in Aavid Thermal Technologies, Dayton Superior and Pulaski Furniture. We received part cash and part stock as a result of RailAmerica's buyout of Railtex. RailAmerica was subsequently sold.

Fund Composition
Top Ten Holdings:                 % of Total

Zygo Corp.                           6.31
Lamson & Sessions Co.                4.77
Penford Corp.                        2.80
Spectrum Control, Inc.               2.49
Jason, Inc.                          2.40
ESCO Electronics Corp.               2.37
J&J Snack Foods Corp.                2.31
Oneida Ltd.                          2.29
Engineered Support Systems, Inc.     2.23
Compx International, Inc.            2.17
Total                               30.14%
Total Securities in Portfolio          67

As of June 30, 2000, schedule of investments. Subject to change.

CHART - Babson Enterprise Fund
versus Russell 2000

Babson Enterprise Fund's average annual compounded total returns for one, five and ten year periods as of June 30, 2000, were 2.84%, 9.97% and 11.82%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


Schedule of Investments
June 30, 2000

  SHARES     COMPANY                                  MARKET VALUE

COMMON STOCKS - 98.77%
BASIC MATERIALS - 4.09%
    136,800  NN, Inc.                               $   1,436,400
    145,050  Penford Corp.                              3,118,575
                                                        4,554,975
CAPITAL GOODS - 22.27%
    138,900  ABC-Naco, Inc.*                            1,111,200
    223,900  Brown & Sharpe Manufacturing Co. Cl. A       629,719
    184,500  Channell Commercial Corp.*                 2,214,000
    231,900  Congoleum Corp. Cl. A*                       927,600
    294,463  Corrpro Companies, Inc.                      957,005
     99,600  Cubic Corp.                                1,867,500
     76,500  Cuno, Inc.*                                1,769,062
    104,900  DT Industries, Inc.                          983,438
    186,300  EDO Corp.                                  1,176,019
    180,400  Engineered Support Systems, Inc.           2,480,500
     83,043  K-Tron International, Inc.                 1,305,332
    346,800  Lamson & Sessions Co.*                     5,310,375
   149,100   Schawk, Inc. Cl. A                         1,397,812
     49,200  Terex Corp.                                  694,950
    180,100  TransTechnology Corp.                      1,981,100
                                                       24,805,612
CONSUMER CYCLICAL - 14.32%
     60,000  Advanced Marketing Services                1,106,250
     99,200  Fab Industries, Inc.                       1,054,000
    223,770  Falcon Products, Inc.                      2,125,815
    114,900  Fred's, Inc.                               2,068,200
    231,600  Gottschalks, Inc.*                         1,461,975
    194,400  Helen of Troy Ltd.                         1,087,425
    204,400  Jacobson Stores, Inc.                      1,022,000
    144,050  Oneida Ltd.                                2,556,888
    210,500  Spartan Motors, Inc.                         881,469
    108,200  Swiss Army Brands, Inc.*                     554,524
     76,000  Ultimate Electronics, Inc.*                2,036,562
                                                       15,955,108
CONSUMER STAPLES - 6.41%
     37,100  Genesee Corp. Cl. B                          690,988
    143,900  J & J Snack Foods Corp.*                   2,572,212
     36,700  Marsh Supermarkets, Inc. Cl. A               566,556
     84,700  Marsh Supermarkets, Inc. Cl. B               847,000
    212,700  Northland Cranberries, Inc. Cl. A            824,213
    119,500  United Natural Foods, Inc.                 1,643,125
                                                        7,144,094
ENERGY - 6.15%
    449,500  Kaneb Services, Inc.*                      1,798,000
    278,300  Matrix Service Co.                         1,287,138
     94,600  Petroleum Helicopters, Inc. (non-voting)     910,525
     73,700  Petroleum Helicopters, Inc. (voting)         700,150
    151,600  Tetra Technologies, Inc.                   2,150,825
                                                        6,846,638
FINANCIAL - 8.03%
     65,500  Bank of the Ozarks, Inc.                   1,072,562
    155,540  Capital Corp. of the West                  1,613,728
     94,200  Cass Commercial Corp.                      1,954,650
     94,900  Haven Bancorp, Inc.                        1,761,581
    146,900  Sterling Financial Corp.                   1,689,350
     32,100  UCBH Holdings, Inc.                          856,669
                                                        8,948,540
HEALTH CARE - 3.34%
    152,375  Penwest Pharmaceutical Co.*                1,533,273
    122,200  Young Innovations, Inc.*                   2,184,325
                                                        3,717,598
MISCELLANEOUS - 7.32%
     98,900  Alltrista Corp.*                           2,113,988
    277,683  Jason, Inc.                                2,672,699
    164,300  Kaman Corp. Cl. A                          1,755,956
     63,000  Sea Containers Ltd. Cl. A                  1,330,875
     12,000  Sea Containers Ltd. Cl. B                    284,250
                                                        8,157,768
TECHNOLOGY - 23.59%
    119,300  Compx International, Inc.                  2,423,281
    266,400  Ennis Business Forms                       2,131,200
    155,500  ESCO Electronics Corp.                     2,643,500
     88,500  Landauer, Inc.                             1,377,281
    224,600  MSC Software Corp.                         2,091,588
    106,100  Nashua Corp.                                 875,325
     79,700  New England Business Service, Inc.         1,295,125
    172,700  Norstan, Inc.                                690,800
     56,800  Robotic Vision Systems*                    1,022,400
    203,700  Spectrum Control, Inc.*                    2,775,412
     42,900  Titan Corp.*                               1,919,775
     77,400  Zygo Corp.                                 7,028,888
                                                       26,274,575
TRANSPORTATION & SERVICES - 2.17%
    104,900  ABM Industries, Inc.                       2,412,700

UTILITIES - 1.08%
     18,200  E'town Corp.                               1,209,162

TOTAL COMMON STOCKS                                   110,026,770
(Cost $102,869,406)

   FACE
  AMOUNT     DESCRIPTION                              MARKET VALUE

REPURCHASE AGREEMENT - 1.66%
$ 1,850,000  UMB Bank, n.a.,
               5.90%, due July 3, 2000
               (Collateralized by U.S.
               Treasury Notes, 6.625%,
               due June 30, 2001 with
               a value of $1,887,768)                   1,850,000
(Cost $1,850,000)

TOTAL INVESTMENTS - 100.43%                           111,876,770
(Cost $104,719,406)

Other assets less liabilities - (0.43%)                  (482,383)

TOTAL NET ASSETS - 100.00%                          $ 111,394,387

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $104,941,185.

Net unrealized appreciation for federal income tax purposes was $6,935,585, which is comprised of unrealized appreciation of $27,344,797 and unrealized depreciation of $20,409,212.

*Non-income producing security

See accompanying Notes to Financial Statements.


Babson Enterprise Fund II

The Fund posted positive returns for the six month period ended June 30, 2000 and handily beat the indexes, returning 7.22% (price change and reinvested distributions) vs. 3.04% for the unmanaged Russell 2000 Index and 5.85% for the unmanaged Russell 2000 Value Index.

Babson Enterprise Fund II's focus is on companies that are largely neglected by other institutional investors, but which have real businesses that can produce accelerating earnings growth, positive earnings surprises, and upward future earnings estimate revisions. This strategy has protected us against the deflating speculative bubble of "new economy" stocks that has created recent record-level volatility in the markets.

The strongest performing sectors of the Russell 2000 in the first six months of 2000 were energy (+58.05%), health care (+36.84%), and producer durables (+13.03%). Energy stocks built upon their first quarter surge as pricing improved and supply/demand conditions remained favorable. Health care performance was driven by exceptional strength in biotechnology stocks, as growth investors appeared to transfer their speculative affections from the Internet to the human genome.

The weakest areas of the small cap market (Russell 2000) in the first half were consumer discretionary (-17.01%), integrated oils (-12.45%) and utilities (-10.13%). Rising interest rates had a particularly depressing effect on utility and consumer discretionary stocks, while overall concerns about a slowing economy provided a further blow to consumer discretionary valuations. Technology stocks also suffered as speculation in Internet and other communication sectors began to wane. Internet entrepreneurs looked on with disgust as investors began to focus on such arcane matters as revenues, cash flows, and potential profits, rather than "clicks" and "hits."

The best performing holding in the Fund's portfolio was Exar (integrated circuits), which was up 122.14%. Their products continue to be in high demand for broadband communications applications. Stein Mart was up 80.22%, as new merchandising initiatives in their retail locations are bearing fruit. Advo (+76.84%) continues to benefit from accelerating sales growth in its direct mail business as its core supermarket and drugstore customers increase spending, while newer client segments, such as home electronics retailers, make use of higher margin supplemental mailings. Central Newspapers (+60.63%) received an attractive cash buyout offer from Gannett which is expected to close in the third quarter.

Among the worst performing stocks in our portfolio was Information Resources (-57.43%), a market information services company, which is suffering from a bloated cost structure and account losses under its former management team. A new CEO and the possibility of a victory in the lawsuit against its key competitor are potential catalysts to drive up stock performance. At Enesco (-57.06%) frustration with the CEO's inability to turn around performance caused the shares to underperform and led to the CEO's resignation. However, the company recently signed an exclusive licensing agreement to distribute collectibles associated with the popular "Harry Potter" books and upcoming motion picture, and we expect this to have a positive impact going forward.

As a small cap value investor, it is heartening to see the market begin to refocus on revenue, earnings, and valuations. While volatility remains high as the speculative excesses work their way out of the system, the change in market sentiment that was initiated in mid-March appears to be sustaining. It is no surprise that small cap value is a successful approach in this environment, given the outstanding combination of earnings growth and valuation in this sector.

The following companies were added to the Fund: Cable Design Technologies is a manufacturer of network and specialty cables. The company should participate directly in the strong demand for communications bandwidth, yet is trading at only 13 times calendar year 2000 estimated earnings. A position in Elcor was established after the stock overreacted to a downward earnings revision. Its premium laminated roof shingles are taking market share from traditional shingles due to superior performance. Rent-Way is the second largest domestic operator of rent-to-own stores, and it should be a prime beneficiary of industry consolidation. Respironics is the dominant maker of medical equipment for the treatment of respiratory disorders. The stock is depressed due to a combination of internal and external factors, both of which appear to be improving. Robotic Vision is a leader in machine vision systems, with the majority of its sales in semiconductor inspection equipment. The strong recovery in the semiconductor cycle is finally beginning to benefit back-end suppliers such as Robotic. Scott Technologies is a leading manufacturer of respiratory safety products for the aviation, industrial, and fire fighting markets. Over the past several years, it has shed its conglomerate mentality, emerging with a focused management team with ample cost-cutting and product extension opportunities. UCBH Holdings is a niche California bank targeting the fast-growing Chinese-American population. Despite its superior prospects, its stock trades at a multiple of only 11x earnings per share.

The following positions were eliminated: Adaptive Broadband, on the grounds of valuation, having appreciated almost 700% in 1999 as it became caught up in the euphoria for technology stocks. Foster Wheeler, as financial difficulties became apparent, Helen of Troy, due to a continued deterioration in its competitive position, Lee Enterprises, due to anticipated profit margin pressures from higher newsprint prices and lower classified advertising revenues.

Fund Composition
Top Ten Holdings:            % of Total

Carlisle Companies, Inc.         4.93
Central Newspapers, Inc. Cl. A   4.85
BJ's Wholesale Club, Inc.        4.20
Commerce Bancorp, Inc.           3.84
True North Communications, Inc.  3.76
Nabors Industries, Inc.          3.71
Herman Miller, Inc.              3.58
Petco Animal Supplies, Inc.      3.18
Golden State Bancorp, Inc.       3.09
Cuno, Inc.                       2.95
Total                           38.09%

Total Securities in Portfolio      55

As of June 30, 2000, schedule of investments. Subject to change.

CHART - Babson Enterprise Fund II
versus S&P 500 and Russell 2000

Babson Enterprise Fund II's average annual compounded total returns for one year, five years and the life of the Fund (inception August 5, 1991) as of June 30, 2000, were 5.63%, 15.11% and 13.29%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


Schedule of Investments
June 30, 2000

BABSON ENTERPRISE FUND II

  SHARES     COMPANY                                  MARKET VALUE

COMMON STOCKS - 92.85%
BASIC MATERIALS - 2.85%
     12,100  Elcor Corp.                            $     278,300
    148,500  Interface, Inc. Cl. A                        566,156
     70,000  Metals USA, Inc.                             328,125
     32,700  New England Business Service, Inc.           531,375
                                                        1,703,956
CAPITAL GOODS - 15.52%
     32,800  Commscope, Inc.*                           1,344,800
     76,200  Cuno, Inc.*                                1,762,125
     35,800  Gardner Denver, Inc.                         639,925
    111,400  Gerber Scientific, Inc.                    1,281,100
     82,700  Herman Miller, Inc.                        2,139,862
     77,500  MagneTek, Inc.*                              620,000
     42,800  Roper Industries, Inc.                     1,096,750
     22,600  Scott Technologies, Inc.                     388,438
                                                        9,273,000
CONSUMER CYCLICAL - 31.38%
     18,400  AC Nielsen Corp.*                            404,800
     38,300  ADVO, Inc.                                 1,608,600
     76,100  BJ's Wholesale Club, Inc.                  2,511,300
     45,800  Central Newspapers, Inc. Cl. A             2,896,850
     49,100  Enesco Group, Inc.                           233,225
     74,300  Exide Corp.                                  594,400
    104,400  Huffy Corp.                                  450,225
    117,800  La-Z Boy, Inc.                             1,649,200
     39,900  Penton Media, Inc.                         1,396,500
     96,800  Petco Animal Supplies, Inc.                1,899,700
     42,300  Rayovac Corp.*                               946,463
     17,300  Rent-Way, Inc.                               504,944
     97,900  Stein Mart, Inc.                           1,003,475
     67,100  Stride Rite Corp.                            410,988
     51,000  True North Communications, Inc.            2,244,000
                                                       18,754,670
ENERGY - 5.00%
     53,400  Nabors Industries, Inc.*                   2,219,438
     54,600  Stolt Comex Seaway                           771,225
                                                        2,990,663
FINANCIAL - 13.83%
     11,900  BancFirst Corp.                              374,850
    122,608  Cash America International, Inc.             904,234
     49,942  Commerce Bancorp, Inc.                     2,297,332
    102,600  Golden State Bancorp, Inc.                 1,846,800
     30,200  Golden State Bancorp, Inc.
              Litigation Tracking Warrants*                33,975
     25,100  Haven Bancorp, Inc.                          465,919
     48,600  SL Green Realty Corp.                      1,300,050
      7,000  UCBH Holdings, Inc.                          186,813
     25,400  Urban Shopping Centers                       855,662
                                                        8,265,635
HEALTH CARE - 2.01%
     83,775  PSS World Medical, Inc.                      562,863
     35,300  Respironics, Inc.                            635,400
                                                        1,198,263
MISCELLANEOUS - 8.55%
     65,500  Carlisle Companies, Inc.                   2,947,500
      4,800  CDI, Inc.*                                    97,800
     53,000  Kaman Corp. Cl. A                            566,437
     67,400  Sea Containers Ltd. Cl. A                  1,423,825
      3,200  Sea Containers Ltd. Cl. B                     75,800
                                                        5,111,362
TECHNOLOGY - 11.77%
     34,100  Benchmark Electronics                      1,246,781
     30,300  Cable Design Technologies                  1,015,050
     11,900  Exar Corp.                                 1,037,531
     76,000  Information Resources, Inc.                  299,250
     33,900  Newport News Shipbuilding, Inc.            1,245,825
     48,500  Robotic Vision Systems*                      873,000
     18,100  Titan Corp.*                                 809,975
     10,600  Xircom, Inc.*                                503,500
                                                        7,030,912
TRANSPORTATION & SERVICES - 1.94%
     46,200  Circle International Group, Inc.           1,160,775

TOTAL COMMON STOCKS                                    55,489,236
(Cost $42,984,114)


   FACE
  AMOUNT     DESCRIPTION                              MARKET VALUE

REPURCHASE AGREEMENT - 3.77%
$ 2,250,000  UMB Bank, n.a.,
               5.90%, due July 3, 2000
               (Collateralized by U.S.
               Treasury Notes, 6.625%,
               due June 30, 2001 with
               a value of $2,295,150)                   2,250,000
(Cost $2,250,000)

TOTAL INVESTMENTS - 96.62%                             57,739,236
(Cost $45,234,114)

Other assets less liabilities - 3.38%                   2,018,906

TOTAL NET ASSETS - 100.00%                          $  59,758,142

The identified cost of investments owned at June 30, 2000 was the same for financial statement and federal income tax purposes.

Net unrealized appreciation for federal income tax purposes was $12,505,122, which is comprised of unrealized appreciation of $20,034,667 and unrealized depreciation of $7,529,545.

*Non-income producing security


Babson Growth Fund

Our focus on high quality, rapidly growing companies has benefited the Fund in the past six months, and has earned us a sizeable performance lead over our benchmarks and many of our competitors. Babson Growth Fund is up 9.88% (price change and reinvested distributions) for the six month period ended June 30, 2000, easily surpassing a -0.42% decline in the unmanaged Standard & Poor's 500 Index, and 2.81% for the unmanaged Lipper Growth Fund Index.

The Fund has benefited from avoiding most parts of the Internet sector and its recent sharp correction. The Internet investing bubble was finally pierced when investors woke up in late March to realize that corporate earnings really do matter. From its high in March to the recent trough in early June, the NASDAQ market, where many speculative Internet and technology companies trade, declined by 37%. Many Internet stocks experienced declines of 70% to 90% from their highs as they rapidly burned through cash without generating earnings or cash flow. In our view this reaction to irrational and uneconomic business models was long overdue.

In the past few months we have been diversifying our risk within the technology sector as this part of the market has become more volatile. We are maintaining our commitment to this rapidly growing part of the economy, but are doing so with a larger number of investments in the Fund. We also slightly reduced our finance weighting due to concerns over a decline in credit quality in the banking sector.

Strong performing investments in the first half of 2000 included several of our semiconductor companies Linear Technology (+79%), Analog Devices (+64%) and Intel (+63%). We also experienced impressive gains in our investments in the fiber optics industry, including Corning (+110%) and JDS Uniphase (+49%). Laggards in the past six months tended to be companies that investors perceived to be economically sensitive. Building products retailer Home Depot, cable television operators Comcast and Cox Communications, and cable programming provider Liberty Media were all down between 15 and 25% in this time period.

In the near term we expect the stock market to continue its volatile trading pattern as investors deal with rising interest rates and the threat of inflation creeping into the economy. As the summer progresses and we near the end of 2000, we expect interest rate hikes by the Fed to subside, making room for companies that generate strong, sustainable earnings growth to perform well for investors in late 2000 and into 2001.

The following additions have been made to the portfolio in the last six months:
Adobe Systems - internet publishing software
America Online - internet media and content
Best Buy - electronics retailing
Infinity Broadcasting - radio broadcasting
IBM - diversified computer hardware and services
JDS Uniphase - fiber optic components
Medtronic - medical devices
Qwest - telecom services
Siebel Systems - sales force management software
Sun Microsystems - computer hardware and storage
Tyco International - diversified capital goods and healthcare
Veritas - data storage software.

Five positions were eliminated during the last six months, including Boston Scientific (slowing revenue growth), Cardinal Health (margin pressure), Cadence Design (slowing software demand), CVS, and Mellon Financial (reducing weighting in banking sector).

Fund Composition
Top Ten Holdings:                % of Total
Cisco Systems, Inc.                 5.03
AT&T Corp. - Liberty Media Corp.    4.44
Pfizer, Inc.                        3.95
American International Group, Inc.  3.62
Corning, Inc.                       3.48
General Electric Co.                3.18
Intel Corp.                         3.16
Paychex, Inc.                       3.14
Microsoft Corp.                     3.02
EMC Corp.                           2.92
Total                              35.94%

Total Securities in Portfolio         53

As of June 30, 2000, schedule of investments. Subject to change.

CHART - Babson growth Fund
versus S&P 500 and russell 1000 growth

Babson Growth Fund's average annual compounded total returns for one, five and ten year periods as of June 30, 2000, were 20.69%, 23.42% and 16.36%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


Schedule of Investments
June 30, 2000

BABSON GROWTH Fund

  SHARES     COMPANY                                  MARKET VALUE

COMMON STOCKS - 96.03%
CAPITAL GOODS - 4.24%
    315,000  General Electric Co.                   $  16,695,000
    117,400  Tyco International Ltd.                    5,561,825
                                                       22,256,825
CONSUMER CYCLICAL - 6.20%
     85,600  Best Buy Company, Inc.                     5,414,200
     67,600  Corning, Inc.                             18,243,550
    177,000  Home Depot, Inc.                           8,838,937
                                                       32,496,687
CONSUMER STAPLES - 2.89%
     25,900  Anheuser-Busch Cos., Inc.                  1,934,406
    102,000  Gillette Co.                               3,563,625
     53,400  PepsiCo, Inc.                              2,372,963
    161,800  Safeway, Inc.                              7,301,225
                                                       15,172,219
ENERGY - 0.57%
     38,137  Exxon Mobil Corp.                          2,993,754
FINANCIAL - 9.57%
    161,812  American International
              Group, Inc.                              19,012,910
    362,200  Federal Home Loan
              Mortgage Corp.                           14,669,100
    392,918  Paychex, Inc.                             16,502,556
                                                       50,184,566
HEALTH CARE - 13.99%
    159,600  American Home Products Corp.               9,376,500
    141,200  Bristol-Myers Squibb Co.                   8,224,900
    265,600  Guidant Corp.                             13,147,200
    173,000  Medtronic, Inc.                            8,617,563
    432,100  Pfizer, Inc.                              20,740,800
    257,518  Pharmacia Corp.                           13,310,462
                                                       73,417,425
MEDIA & ENTERTAINMENT - 11.42%
    266,700  America Online, Inc.                      14,068,425
    960,800  AT&T Corp.-Liberty Media Corp.            23,299,400
    149,800  Comcast Corp.                              5,823,475
    147,900  Cox Communications, Inc.                   6,738,694
    274,600  Infinity Broadcasting Corp.*              10,005,738
                                                       59,935,732
TECHNOLOGY - 43.57%
     26,600  Adobe Systems, Inc.                        3,458,000
    171,000  Analog Devices, Inc.                      12,996,000
     55,424  Applied Materials, Inc.                    5,022,800
    137,700  Automatic Data Processing, Inc.            7,375,556
    415,600  Cisco Systems, Inc.                       26,416,575
     94,400  Citrix Systems, Inc.                       1,787,700
    199,500  EMC Corp.                                 15,349,031
    146,500  Flextronics International Ltd.            10,062,719
    124,000  Intel Corp.                               16,577,250
     91,600  International Business Machines           10,035,925
     48,500  JDS Uniphase Corp.                         5,813,937
     30,700  KLA Tencor Corp.                           1,797,869
     59,000  Linear Technology                          3,772,312
    248,000  Lucent Technologies                       14,694,000
     50,500  Maxim Integrated Products                  3,430,844
     36,200  Microchip Technology, Inc.                 2,109,216
    198,000  Microsoft Corp.                           15,840,000
    277,200  Nokia Corp.                               13,842,675
     41,200  Qualcomm, Inc.                             2,472,000
     11,700  Red Hat, Inc.                                316,631
     21,800  Siebel Systems, Inc.                       3,565,662
    362,800  Solectron Corp.                           15,192,250
    121,800  Sun Microsystems, Inc.                    11,076,188
    140,500  Texas Instruments                          9,650,594
     31,800  Veritas Software Corp.                     3,593,897
    168,000  Vitesse Semiconductor Corp.               12,358,500
                                                      228,608,131
TELECOMMUNICATIONS SERVICES - 3.58%
    205,900  Qwest Communications International        10,230,656
    186,350  Worldcom, Inc.                             8,548,806
                                                       18,779,462

TOTAL COMMON STOCKS                                   503,844,801
(Cost $325,638,745)

   FACE
  AMOUNT     DESCRIPTION                              MARKET VALUE
REPURCHASE AGREEMENT - 3.93%
$20,625,000    UMB Bank, n.a.,
               5.90%, due July 3, 2000
               (Collateralized by U.S.
               Treasury Notes, 6.625%,
               due June 30, 2001 with
               a value of $21,037,704)                 20,625,000
(Cost $20,625,000)

TOTAL INVESTMENTS - 99.96%                            524,469,801
(Cost $346,263,745)

Other assets less liabilities - 0.04%                     207,074

TOTAL NET ASSETS - 100.00%                          $ 524,676,875

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $346,355,372.

Net unrealized appreciation for federal income tax purposes was $178,114,429, which is comprised of unrealized appreciation of $197,128,006 and unrealized depreciation of $19,013,577.

*Non-income producing security

See accompanying Notes to Financial Statements.


Shadow Stock Fund

Shadow Stock Fund outperformed all relevant benchmarks in the six month period ended June 30, 2000. The Fund gained 12.06% (price change and reinvested distributions) for the first six months of the year, significantly outperforming the unmanaged Russell 2000 Index, which increased only 3.04%, and the unmanaged Russell 2000 Value Index, which increased by 5.85%.

Superior stock selection in both energy and capital goods benefited the Fund this period. The top performers, which included American Tech Ceramics (+248%), Prima Energy (+233%), Symmetricon (+154%), Cherry (+148%), and II-VI (+140%), comprised almost 7% of the portfolio.

Overweightings in consumer cyclicals and consumer staples, as well as poor stock selection in healthcare adversely affected the Fund. Analytical Surveys (-73%), Simione Central (-68%), Delia's (-67%), First Cash (-59%), and Workflow Management (-59%) were among the worst performers for the period and comprised a little more than 1% of the portfolio.

We continue to search for above-average performance by selecting stocks that are small in size, neglected by Wall Street, and have low price-to-book ratios. Rarely has there been such a combination of attractive valuations and real earnings-growth potential from a market segment as there is now in small-cap value stocks.

Portfolio additions for the six month period: Amrep - homebuilder, land developer, magazine distributor; Analytical Surveys - digital maps; Associated Materials - exterior residential building products; Dave & Buster's - restaurant and entertainment centers; Delia's - casual apparel for girls and young women; Encore Wire - copper electrical building wire and cable; First International Bancorp - bank holding company; Investors Title - title insurance holding company; Kennedy Wilson - integrated real estate services and investment company; Kewaunee Scientific - scientific laboratory products; Newmark Homes - holding company for a single family home builder; Nobility Homes - manufactured homes; PLM International - transportation equipment; PMC Capital - management investment company; QEP
- specialty tools for home improvement; Sizeler Property Investors - real estate investment trust; Summa - plastic components; Tarrant Apparel - private label apparel; United States Lime & Mineral - limestone and limestone products and Vulcan International - rubber products, plastic components and bowling pins.

The following companies were sold because their price fell below the Fund's restriction: Bell Industries, Bon-Ton Stores, Frozen Food Express, Piccadilly, R & B, Syms, Zaring National.

The following companies were sold because their market cap exceeded Fund limitations: Computer Sciences (received through acquisition), E'town, Intervoice-Brite, Nanometrics, Newport, Semitool, Southern Union, Wells Fargo (received through acquisition).

The following companies are no longer in the Fund because they were subjects of buyouts: Aquarion, Autocam, Ben & Jerry's Homemade, Cameron Ashley Building, Connecticut Energy, Conso, Farr, Global Industrial, Guarantee Life, Moore Products, Onix, Palex, Pulaski Furniture, TCBY, Vertex Communications.

Fund Composition
Top Ten Holdings:                      % of Total

HS Resources, Inc.                        1.95
Prima Energy Corp.                        1.80
Symmetricom, Inc.                         1.49
NUI Corp.                                 1.29
SJW Corp.                                 1.26
Intermagnetics General Corp.              1.15
Diodes, Inc.                              1.15
CTG Resources, Inc.                       1.13
Liberty Livewire Corp. Cl. A              1.11
Cherry Corp.                              1.11
Total                                    13.44%

Total Securities in Portfolio              230

As of June 30, 2000, schedule of investments. Subject to change.

CHART - Shadow stock Fund
versus Russell 2000

Shadow Stock Fund's average annual compounded total returns for one, five and ten year periods as of June 30, 2000, were 9.91%, 14.13% and 12.60%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


Schedule of Investments
June 30, 2000

  SHARES     COMPANY                                  MARKET VALUE

COMMON STOCKS - 86.34%
BASIC MATERIALS - 3.39%
     14,101  Aceto Corp.                            $     155,111
      7,300  American Biltrite, Inc.                       93,987
     15,200  American Pacific Corp.*                       85,500
      4,500  Badger Paper Mills, Inc.                      18,281
      4,480  Baltek Corp.                                  32,760
        669  IFCO Systems*                                 17,060
     22,300  Newmark Homes Corp.*                         143,556
     15,000  PLM International, Inc.                      101,250
     15,800  Pitt-Des Moines, Inc.                        300,200
     22,500  Roanoke Electric Steel Corp.                 281,250
      8,500  Stephan Co.                                   38,250
     17,500  Tuscarora, Inc.                              273,438
                                                        1,540,643
CAPITAL GOODS - 19.31%
     10,700  AG Services of America                       163,175
      4,400  Ablest, Inc.*                                 23,100
     14,400  American Technical Ceramics Corp.            401,400
     14,200  Amrep Corp.*                                  79,875
     15,700  Associated Materials                         238,444
      7,500  Badger Meter, Inc.                           189,375
     15,000  Baker (Michael) Corp.                         97,500
     14,000  Blonder Tongue Labs.*                        104,125
     23,900  Building Material Holding Corp.              210,619
     24,600  Cascade Corp.                                293,662
     14,800  Ceradyne, Inc.*                              151,700
     19,200  Cherry Corp.                                 505,200
      1,800  Chicago Rivet & Machine Co.                   38,025
     16,500  Coastcast Corp.*                             290,813
     12,200  Diodes, Inc.                                 523,075
      7,315  Ecology and Environment, Inc. Cl. A           45,719
     30,100  Encore Wire Corp.                            161,788
     23,700  Engle Homes, Inc.                            226,631
     14,800  Exponent, Inc.*                              123,950
     14,300  Fibermark, Inc.                              176,962
     18,900  GP Strategies Corp.                           89,775
     11,500  Gehl Co.                                     163,875
      3,150  Graham Corp.                                  24,019
     27,706  Intermagnetics General Corp.                 524,682
      5,300  Investors Title Co.                           55,650
     13,100  JLM Industries*                               45,850
      7,600  Liberty Homes, Inc. Cl. A                     46,550
     15,100  M/I Schottenstein Homes, Inc.                237,825
     18,100  Mestek, Inc.                                 319,012
     14,112  Met-Pro Corp.                                127,008
      9,300  Nobility Homes, Inc.                          46,500
      6,300  Noland Co.                                   108,675
     12,000  Northwest Pipe Co.*                          142,500
      3,000  Oilgear Co.                                   26,156
      5,000  P & F Industries Cl. A*                       42,500
      3,200  Penn Engineering & Manufacturing
               Corp. (voting)                             112,800
     11,900  Penn Engineering & Manufacturing
               Corp. (non-voting)                         419,475
     10,600  Puerto Rican Cement Co., Inc.                294,813
      5,300  QEP Company, Inc.                             45,050
      5,727  Sames Corp.                                   90,200
     10,000  Selas Corp. of America                        73,750
     11,000  Sifco Industries                              68,750
      2,368  Simione Central Holdings, Inc.                 7,104
     15,500  Sizeler Property Investors                   116,250
      9,600  SL Industries, Inc.                           93,600
     13,839  Southwest Water Co.                          179,907
      8,500  Summa Industries                             100,937
     26,900  Symmetricom, Inc.                            679,225
     25,700  URS Corp.                                    391,925
      7,700  United States Lime & Mineral                  53,419
                                                        8,772,920
CONSUMER CYCLICAL - 9.66%
     14,000  AC Moore Arts & Crafts, Inc.*                 89,250
     21,600  Amplicon, Inc.                               205,200
      8,000  Black Hawk Gaming & Development*              50,000
     19,200  Carmike Cinemas, Inc. Cl. A*                  74,400
      9,000  Childtime Learning Centers, Inc.*             61,875
      6,750  Decorator Industries, Inc.                    31,219
     29,300  Delia's, Inc.*                                69,588
     20,900  Dixie Group, Inc. Cl. A                       80,987
      9,500  Duckwall-Alto Stores, Inc.                    78,375
     12,400  Ellis (Perry) International, Inc.             99,200
      9,300  ELXSI Corp.                                  102,881
      9,750  Equinox Systems, Inc.                         58,500
      1,700  Federal Screw Works                           70,125
     13,100  Gart Sports Co.*                              78,600
      8,400  Globe Business Resources, Inc.*              109,200
     23,200  Gottschalks, Inc.*                           146,450
     9,807   Knape & Vogt Manufacturing Co.               149,557
     10,000  Lacrosse Footwear, Inc.                       50,000
     18,000  Maxwell Shoe, Inc. Cl. A*                    177,750
     16,000  Mazel Stores, Inc.*                          136,000
      4,500  McRae Industries, Inc. Cl. A                  19,125
     12,000  Motorcar Parts & Accessories, Inc.*           11,700
     28,100  Navigant International, Inc.*                270,463
     12,000  Nobel Learning Communities, Inc.              94,500
     11,000  OroAmerica, Inc.*                             76,313
     13,700  Reading Entertainment, Inc.*                  78,775
     14,000  Rex Stores Corp.*                            326,375
     10,100  Rocky Shoes & Boots, Inc.*                    51,131
     35,200  RPC, Inc.                                    371,800
      8,400  S & K Famous Brands, Inc.                     60,244
      5,000  Somerset Group, Inc.                         109,375
     24,639  Supreme Industries, Inc. Cl. A               110,875
     31,000  Tarrant Apparel Group                        277,062
      7,000  Weyco Group, Inc.                            178,500
     10,828  Wolohan Lumber Co.                           110,987
     27,400  Workflow Management, Inc.*                   325,375
                                                        4,391,757
CONSUMER STAPLES - 5.59%
     36,900  Books-A-Million, Inc.                        170,663
     11,000  Bowl America, Inc. Cl. A                      86,625
      9,300  Cagle's, Inc. Cl. A                           69,750
     15,800  Chalone Wine Group Ltd.*                     126,400
      1,700  Foodarama Supermarkets, Inc.*                 41,119
      3,200  Genesee Corp. Cl. B                           59,600
     48,400  Ingles Markets, Inc. Cl. A                   505,175
     17,425  Marsh Supermarkets, Inc. Cl. A               268,998
     28,125  Marsh Supermarkets, Inc. Cl. B               281,250
      5,000  Max & Erma's Restaurants                      42,969
     33,700  Quaker Fabric Corp.                          170,606
     29,650  Sanderson Farms, Inc.                        237,200
     14,300  Seaway Food Town, Inc.                       239,525
     14,000  Swiss Army Brands, Inc.*                      71,750
      7,000  Triple S Plastics, Inc.*                     169,750
                                                        2,541,380
ENERGY - 5.22%
      6,500  Adams Resources & Energy, Inc.                86,937
     29,503  HS Resources, Inc.*                          885,090
     24,900  Key Production, Inc.*                        435,750
      9,100  Maynard Oil Co.*                             145,600
     15,300  Prima Energy Corp.                           818,550
                                                        2,371,927
FINANCIAL - 13.21%
     16,400  Aegis Realty, Inc.                           162,975
      6,900  American Business Financial Services          78,919
      7,370  Amwest Insurance Group, Inc.                  35,008
     10,500  BancInsurance Corp.                           43,969
     24,100  Capitol Transamerica Corp.                   284,681
     11,952  Cotton States Life and Health
               Insurance Co.                              101,592
      6,000  DeWolfe Companies, Inc.                       43,500
     16,000  Donegal Group, Inc.                           92,000
     20,000  EMC Insurance Group, Inc.                    175,000
     18,100  First Cash, Inc.*                             61,088
     16,391  First Albany Companies, Inc.                 344,211
     16,200  First International Bancorp                  131,625
     11,000  First Investors Financial
               Services Group, Inc.*                       53,625
     18,197  JW Genesis Financial Corp.                   159,224
     15,000  Kaye Group, Inc.                              87,188
      6,000  KBK Capital Corp.*                            25,500
     17,800  Kennedy Wilson, Inc.                          94,562
      5,000  Merchants Group, Inc.                         83,750
     14,883  Meridian Insurance Group, Inc.               178,596
     17,400  Midland Co.                                  426,300
      6,100  Minuteman International, Inc.                 50,325
      3,250  National Security Group, Inc.                 38,187
      6,000  National Western Life Insurance Co.*         432,000
     15,400  Navigators Group, Inc.                       138,600
     23,000  PMC Capital, Inc.                            224,250
     16,500  Penn-America Group, Inc.                     129,937
     16,800  Penn Treaty American Corp.                   285,600
     18,630  Professionals Group, Inc.                    455,271
     22,800  PXRE Corp.                                   307,800
     17,200  South Jersey Industries, Inc.                447,200
     14,000  Standard Management Corp.                     49,875
     29,900  Stewart Information Services Corp.           437,287
     13,612  Trenwick Group, Inc.                         198,225
      2,200  Vulcan International Corp.                    73,012
      4,600  Ziegler (The) Companies, Inc.                 71,875
                                                        6,002,757
HEALTH CARE - 1.34%
      4,700  Kewaunee Scientific                           61,100
     13,700  Merit Medical Systems, Inc.                   89,050
     37,300  Provantage Health Services*                  456,925
                                                          607,075
MISCELLANEOUS - 4.42%
      9,000  AT&T Corp.-Liberty Media Corp.               218,250
     14,000  Andersons, Inc.                              133,000
      8,910  Astronics Corp.                               82,417
     25,300  Dave & Buster's, Inc.                        156,544
     13,000  Detection Systems, Inc.                      123,500
     10,400  Edelbrock Corp.                              104,650
      2,250  FRM Nexus, Inc.                                4,008
     17,750  Hardinge, Inc.                               185,266
     15,500  Hoenig Group, Inc.                           152,094
      7,200  Liberty Livewire Corp. Cl. A*                505,800
     10,600  Primesource Corp.                             53,662
      4,500  Programming and Systems, Inc.*                 4,500
      7,400  Prophet 21, Inc.*                            107,300
      1,700  Scope Industries                              76,075
     12,000  Sun Hydraulics Corp.                         100,500
                                                        2,007,566
TECHNOLOGY - 9.39%
      2,100  Allen Organ Co. Cl. B                        122,587
     13,500  Analytical Surveys                            41,766
     16,000  BEI Technologies, Inc.                       409,000
     18,900  Bell Microproducts, Inc.*                    347,288
     12,700  CPAC, Inc.                                    95,250
     10,000  Data Research Associates, Inc.                78,594
     16,600  Dataram Corp.                                477,250
     13,200  Del Global Technologies Corp.                128,287
     19,900  DRS Technologies, Inc.*                      231,338
      7,800  Eastern (The) Co.                            101,400
     13,000  EDO Corp.                                     82,062
     14,700  Franklin Electronic Publishers, Inc.*        130,463
     16,800  Integrated Measurement System, Inc.*         264,600
     11,000  Interphase Corp.*                            251,625
      5,500  Koss Corp.*                                   87,312
     18,200  Norstan, Inc.                                 72,800
     20,500  Ontrack Data International*                  160,156
     21,700  Powell Industries, Inc.*                     211,575
      8,900  Programmer's Paradise, Inc.*                  35,044
      2,900  Quipp, Inc.                                   55,100
      8,000  Refac Technology Develop Corp.                27,500
     29,700  RWD Technologies, Inc.*                      172,631
     22,000  Semitool, Inc.                               380,875
     12,000  TRM Copy Center Corp.*                        64,500
      4,900  II-VI, Inc.                                  237,038
                                                        4,266,041
TRANSPORTATION & SERVICES - 2.18%
     12,000  International Shipholding Corp.              105,000
      4,000  Kenan Transport Co.                           82,500
     30,000  Kitty Hawk, Inc.*                                300
      8,066  KLLM Transport Services, Inc.                 63,772
      9,000  Marten Transport, Ltd.                       117,000
     15,500  Old Dominion Freight Line, Inc.*             151,125
     18,100  Pam Transportation Services*                 171,950
     10,600  Petroleum Helicopters, Inc.                  100,700
     12,000  Transport Corporation of America, Inc.*       78,000
     17,000  USA Truck, Inc.                               99,875
      3,350  VSE Corp.                                     22,403
                                                          992,625
UTILITIES - 12.63%
     14,100  American States Water Co.                    419,475
      4,000  Atrion Corp.                                  49,500
     15,800  Bangor Hydro-Electric Co.                    370,312
      5,000  Berkshire Gas Co.                            186,875
      4,554  California Water Services Group              110,434
     22,600  Cascade Natural Gas Corp.                    377,137
     11,200  Chesapeake Utilities Corp.                   198,800
      9,900  Connecticut Water Service, Inc.              264,825
     14,000  CTG Resources, Inc.                          513,625
      4,000  Delta Natural Gas Company, Inc.               61,000
      3,623  Energy East Corp.                             69,063
      6,000  EnergyNorth, Inc.                            355,500
      6,000  Florida Public Utilities Co.                  93,750
      9,700  Green Mountain Power Corp.                    80,025
      2,500  Maine Public Service Co.                      50,313
     10,200  Middlesex Water Co.                          291,975
     21,700  NUI Corp.                                    585,900
     10,800  Providence Energy Corp.                      437,400
      2,900  RGC Resources, Inc.                           51,113
      4,800  SJW Corp.                                    570,600
     17,000  St. Joseph Light & Power Co.                 357,000
      9,176  UNITIL Corp.                                 244,885
                                                        5,739,507

TOTAL COMMON STOCKS                                    39,234,198
(Cost $33,528,077)
   FACE
  AMOUNT     DESCRIPTION                              MARKET VALUE

REPURCHASE AGREEMENT - 9.93%
$ 4,510,000  UMB Bank, n.a.,
               5.90%, due July 3, 2000
               (Collateralized by U.S.
               Treasury Notes, 6.625%,
               due June 30, 2001 with
               a value of $4,600,309)                   4,510,000
(Cost $4,510,000)

TOTAL INVESTMENTS - 96.27%                             43,744,198
(Cost $38,038,077)

Other assets less liabilities - 3.73%                   1,695,862

TOTAL NET ASSETS - 100.00%                          $  45,440,060

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $38,313,301.

Net unrealized appreciation for federal income tax purposes was $5,430,897, which is comprised of unrealized appreciation of $11,761,232 and unrealized depreciation of $6,330,335.

*Non-income producing security

See accompanying Notes to Financial Statements.


Babson Value Fund

Despite a difficult start to the year for all types of equity funds, it was clear by the end of February that we were once again a value fund caught in a growth market. Our deep value management style was very much out of favor during the first two months of 2000, but the Fund beat all benchmarks when the market's focus turned to "old economy" stocks in the March through May period. After a generally directionless market in June, Babson Value returned -6.34% (price change and reinvested distributions) for the first six months of 2000, trailing the unmanaged Standard & Poor's 500 Index - 0.42% and the S&P/Barra Value Index - 4.07%.

Babson Value's healthcare holdings (UnitedHealth Group, Aetna, and Tenet Healthcare) were the best performing group in the first half. Harcourt
General, which essentially put itself up for sale during that period, and KLM Royal Dutch Airlines, which announced that it was exploring an alliance with British Airways were also top performers. Negative contributors in the first half included three basic materials holdings (USX-U.S. Steel Group, Willamette Industries, and Weyerhaeuser). We have reduced our exposures in the consumer cyclicals and basic materials groups, which has helped our relative performance. We have also increased our exposure in consumer staples.

Babson Value Fund remains unquestionably a deep value fund. This means that the price/earnings and price/book ratios of our holdings are generally much lower than the value benchmarks' and remarkably lower than the broad market's. Deep value stocks like this have been disproportionately punished when value has been out of favor, but disproportionately rewarded when value is in favor.

Uncertainty about interest rates, potentially slower economic growth, and a renewed focus on real earnings are some of the factors that may be driving investors away from speculative high-tech firms and toward more reasonably valued companies. Until recently, the market didn't seem to care much about real earnings. In 1999, for example, companies with no reported earnings were up over 50%; those with good earnings were down 2%. The market's renewed appreciation for value stocks helps to vindicate the Fund's long-term strategy.

Going forward we expect a slowing economy. Companies with solid earnings and positive earnings prospects do best in this environment. Our long-term commitment to this type of investment should prove to be a benefit to the Fund and its shareholders.

Portfolio additions for the six month period:

Fortune Brands - consumer and office products; Titleist golf equipment, etc.
USX-Marathon - exploration, refining, and marketing of energy products Norfolk Southern - Eastern railroad
Duke Energy - Southern utility and energy marketer
BP Amoco - received in exchange for our Arco holdings

Six positions were liquidated during the last six months, including Texas Utilities which had become overvalued, and Kmart and J.C. Penney as part of our consumer cyclicals reduction strategy. Travelers Property Casualty was the target of a buy-out. Neiman Marcus (a spin-off holding) and Berkshire Hathaway, both minor positions, were also sold.

Fund Composition
Top Ten Holdings:                      % of Total

Student Loan Corp.                        4.99
KLM Royal Dutch Airlines                  3.36
Tenet Healthcare                          3.21
Diageo PLC, ADR                           3.14
Boeing Co.                                3.13
American Express Co.                      3.10
Royal Dutch Petroleum Co.                 3.06
Citigroup, Inc.                           2.98
BP Amoco                                  2.95
International Business Machines Corp.     2.88
Total                                    32.80%

Total Securities in Portfolio               42

As of June 30, 2000, schedule of investments. Subject to change.

CHART - babson value Fund
versus S&P 500 and
S&P Barra Large Cap Value

Babson Value Fund's average annual compounded total returns for one, five and ten year periods as of June 30, 2000, were -15.93%, 11.71% and 13.02%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


Schedule of Investments
June 30, 2000

BABSON VALUE Fund

SHARES          COMPANY                               MARKET VALUE



COMMON STOCKS - 96.86%
BASIC MATERIALS - 12.04%
    289,000  duPont (E.I.) deNemours & Co.          $  12,643,750
    300,100  Potlatch Corp.                             9,940,813
     55,400  Martin Marietta Materials, Inc.            2,240,237
    398,000  Millennium Chemicals, Inc.                 6,766,000
    594,000  USX-U.S. Steel Group                      11,026,125
    264,500  Weyerhaeuser Co.                          11,373,500
    354,300  Willamette Industries, Inc.                9,654,675
                                                       63,645,100
CAPITAL GOODS - 11.13%
    395,000  Boeing Co.                                16,515,937
    202,100  Hanson PLC, ADR                            7,124,025
    379,772  Lockheed Martin Corp.                      9,423,093
    671,700  Raytheon Co. Cl. B                        12,930,225
  1,299,700  Wallace Computer Services, Inc.           12,834,537
                                                       58,827,817
CONSUMER CYCLICAL - 10.12%
    572,200  Dana Corp.                                12,123,487
    268,700  Harcourt General, Inc.                    14,610,563
    670,000  Limited, Inc.                             14,488,750
    375,500  Sears, Roebuck & Co.                      12,250,687
                                                       53,473,487
CONSUMER STAPLES - 6.40%
    408,700  Albertson's, Inc.                         13,589,275
    467,000  Diageo PLC, ADR                           16,607,688
    156,000  Fortune Brands, Inc.                       3,597,750
                                                       33,794,713
ENERGY - 7.51%
    275,732  BP Amoco                                  15,596,091
    262,500  Royal Dutch Petroleum Co.                 16,160,156
    317,000  USX-Marathon Group                         7,944,813
                                                       39,701,060
FINANCIAL - 26.02%
    557,000  Allstate Corp.                            12,393,250
    314,700  American Express Co.                      16,403,738
    273,000  Chase Manhattan Corp.                     12,575,063
    261,000  Citigroup, Inc.                           15,725,250
    801,000  National City Corp.                       13,667,063
    404,850  SLM Holding Corp.                         15,156,572
    628,200  Student Loan Corp.                        26,384,400
    624,700  U.S. Bancorp                              12,025,475
    339,330  Wells Fargo & Co.                         13,149,038
                                                      137,479,849
HEALTH CARE - 8.80%
    233,000  Aetna, Inc.                               14,955,687
    628,900  Tenet Healthcare                          16,980,300
    170,000  UnitedHealth Group, Inc.                  14,577,500
                                                       46,513,487
TECHNOLOGY - 7.43%
    216,000  Apple Computer, Inc.                      11,313,000
    139,000  International Business Machines Corp.     15,229,187
    614,000  Xerox Corp.                               12,740,500
                                                       39,282,687
TRANSPORTATION - 5.42%
    372,000  CSX Corp.                                  7,881,750
    667,707  KLM Royal Dutch Airlines                  17,735,967
    203,000  Norfolk Southern Corp.                     3,019,625
                                                       28,637,342
UTILITIES - 1.99%
    186,700  Duke Energy Corp.                         10,525,212

TOTAL COMMON STOCKS                                   511,880,754
(Cost $422,848,154)

   FACE
  AMOUNT     DESCRIPTION                              MARKET VALUE

REPURCHASE AGREEMENT - 1.81%
$ 9,545,000  UMB Bank, n.a.,
               5.90%, due July 3, 2000
               (Collateralized by U.S.
               Treasury Bonds, 11.875%,
               due November 15, 2003 with
               a value of $9,831,583)                   9,545,000
(Cost $9,545,000)

TOTAL INVESTMENTS - 98.67%                            521,425,754
(Cost $432,393,154)

Other assets less liabilities - 1.33%                   7,043,337

TOTAL NET ASSETS - 100.00%                          $ 528,469,091

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $439,466,930.

Net unrealized appreciation for federal income tax purposes was $81,958,824, which is comprised of unrealized appreciation of $141,787,560 and unrealized depreciation of $59,828,736.

See accompanying Notes to Financial Statements.


Babson-Stewart Ivory International Fund

The Fund was slightly behind the benchmarks for the six months ended June 30, 2000 with a total return (price change and reinvested distributions) of -4.61% vs. the unmanaged Morgan Stanley Capital International (MSCI) EAFE at -3.95%.

The Fund underperformed against local indices in Europe and Japan, mainly reflecting the sell-off in some of the high growth companies which had previously dominated the markets, notably in the telecom, media and technology sectors. This was particularly noticeable in the March-May period, with some recovery appearing in June, as fears concerning higher interest rates began to recede, and investors took advantage of lower price levels to return to selected stocks.

Investment Results - Total Return
                                       Periods Ended 6/30/00
                                  Second Quarter Previous Twelve
                                      2000            Months
Babson-Stewart Ivory Intl Fund       -6.80%           22.64%
MSCI EAFE* Index**                   -3.90%           17.44%
MSCI World Index**                   -3.47%           12.53%
S&P 500 Index**                      -2.66%            7.25%
Lipper International Funds
   (avg. funds 703 and
   653, respectively)                -4.70%           23.63%
  *Europe, Australia, Far East
**unmanaged

The Fund's best performers this period were in financials, (Promise, DePfa, Nomura), and several stock-specific, non sector-related gains (Buhrmann, Capita, China Mobile). The Fund's underperformers were primarily consumer or technology driven. The Fund increased its commitment in Japan, Korea, Belgium, Denmark, Germany, Luxembourg, Switzerland, Brazil and Mexico, with reductions in Australia, China/HK, Singapore, UK, France, Italy, the Netherlands, Spain, Sweden and Hungary.

Although there are indications that economic growth in the UK is slowing, continental European economies continue to show recovery, with rising productivity and business confidence in Germany, and better than expected first quarter growth in Italy and France, led by rising exports. The recent recovery in the Euro has restored some confidence in the single currency. Inflation in the Euro zone does look to be on a rising trend, although the pressures in the core countries are much less than in Ireland and Spain.

In Japan, business sentiment has recovered and industrial production remains strong, but consumer demand remains weak. Further deregulation and restructuring looks inevitable, as the potential for sustained fiscal stimulation has become limited with public debt now representing 130% of GDP.

Elsewhere in the Pacific, U.S. congressional approval for permanent normal trade relations with China is clearly an important milestone, paving the way for China's entry into the World Trade Organization. The consequent growing confidence among trading partners may have contributed to the sharp rise in exports from China and Hong Kong. Consumer expenditure has picked up in Singapore and Thailand as economic recovery gathers momentum, but the region, with some economies now growing at 7 to 8%, remains vulnerable to any slowdown in technology orders from the U.S.

The outlook for international investment remains encouraging. The improved economic environment looks set to sustain company earnings growth, with returns from European equity portfolios boosted by further recovery in the currency.

The Fund's growth bias has been a positive for shareholders over recent years, but not in the last six months. We anticipate more stable markets to follow the recent shakeout in the tech sectors, with the direction of interest rates playing a crucial role in international equity investment returns. As investors regain confidence in a low inflationary environment, and believe that further rises in interest rates will be relatively restrained, our growth bias will return to being of benefit.

Portfolio additions for the six month period:

Brazil - Tele Norte Leste ADRs (telecoms)

Denmark - ISS (industrial cleaning, building maintenance)

Germany - Fantastic* (broadcasting software)
Schering (pharmaceuticals)
SCM Microsystems (computer hardware design)

Japan - Daihatsu Motor (autos)
Marui (department stores)
NEC (integrated electronics)
Omron (industrial controls)
TDK (electronic components)

Korea - SK (holding company)

Luxembourg - SES Astra (satellite broadcasting)

Mexico - Telefonos de Mexico ADRs (telecoms)

Netherlands - Philips (electronics)

Switzerland - ABB (engineering)
Vontobel (investment banking)

UK -  AstraZeneca (chemicals)
Sage (accounting software)

The following positions were liquidated from the portfolio:

Australia - Brambles (transportation services)

Brazil - Cemig (electric utility)

France - L'Oreal (cosmetics)
Sanofi (pharmaceuticals)

Germany - Fantastic* (broadcasting software)
Porsche (autos)

Hong Kong - Cheung Kong (property, investments)
CLP Holdings (electric utility)
Shaw Brothers (TV, media)

Hungary - Gedeon Richter (pharmaceuticals)

Japan - Bridgestone (tire & rubber)
Ito-Yokado (supermarkets)
Matsushita Communication (telecom equipment)
Sanwa Bank (banking)

Netherlands - Aegon (insurance)
Getronics (IT services)

Spain - Banco Popular (banking)
Mapfre Vida Seguro (insurance)

Sweden - Atlas-Copco (engineering)

UK - Glaxo-Wellcome (pharmaceuticals)
Kingfisher (retailer)

*bought and sold within the same period

CHART - babson-stewart ivory international fund versus Morgan Stanley Capital International EAFE Index

Babson-Stewart Ivory International Fund's average annual compounded total returns for one, five and ten year periods as of June 30, 2000, were 22.64%, 12.06% and 9.34%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Fund Diversification
                                   Percent
                                   Of Total

Basic Materials                     0.8%
Capital Goods                       6.7%
Consumer Cyclical                  18.2%
Health Care                        12.1%
Energy                              4.9%
Financial                          18.9%
Media & Entertainment               2.3%
Miscellaneous                       2.9%
Technology                         28.0%
Utilities                           1.3%
Cash & Equivalents                  3.9%

As of June 30, 2000, schedule of investments. Subject to change.


Schedule of Investments
June 30, 2000

BABSON-STEWART IVORY INTERNATIONAL FUND

  SHARES     COMPANY                                  MARKET VALUE

COMMON STOCKS - 96.05%
AUSTRALIA - 1.49%
     75,000  Broken Hill Proprietary
               (Resources)                          $     885,862
     30,000  Lend Lease
               (Real estate)                              382,297
                                                        1,268,159
BELGIUM - 1.00%
     20,000  Colruyt
               (Food retailer)                            847,392
BRAZIL - 1.02%
     36,767  Tele Norte Leste
               (Telecoms)                                 868,620
FINLAND - 1.44%
     24,000  Nokia
               (Telecom equipment)                      1,224,690
FRANCE - 7.22%
      8,666  AXA-UAP
               (Insurance, financial services)          1,365,117
      8,000  Banque Nationale de Paris
               (Banking)                                  769,870
      9,000  Lafarge
               (Building materials, cement)               699,414
      5,900  Pinault-Printemps-Redoute
               (Specialty retailing)                    1,310,737
     13,000  Total
               (Oil major)                              1,993,224
                                                        6,138,362
DENMARK - 1.16%
     13,000  ISS*
               (Cleaning and maintenance services)        989,675
GERMANY - 4.91%
     10,000  DePfa
               (Mortgage banking)                       1,003,390
      6,500  Fresenius
               (Pharmaceuticals, medical equipment)     1,501,744
     20,000  Schering
               (Pharmaceuticals)                        1,095,996
     10,000  SCM Microsystems*
               (Computer hardware design)                 577,594
                                                        4,178,724
HONG KONG - 4.82%
    165,000  Asia Satellite
               (Satellite operator)                       564,075
    140,000  China Mobile*
               (Telecom utility)                        1,234,687
    990,000  HK & China Gas
               (Gas utility)                            1,117,568
1,450,000    Swire Pacific Cl. B
               (Trading, airlines, real estate)         1,181,130
                                                        4,097,460
IRELAND - 1.06%
     70,000  Kerry Group
               (Food manufacturer)                        902,942
ITALY - 2.65%
    100,000  BIPOP-CARIRE
               (Banking)                                  786,673
    120,000  Luxottica
               (Eyeglass frames)                        1,462,500
                                                        2,249,173
JAPAN - 26.58%
     41,100  Credit Saison
               (Credit card services)                     952,886
    200,000  Daihatsu Motor
               (Specialty vehicles)                     1,298,714
     93,000  Fuji Bank
               (Banking)                                  706,451
     35,000  Fuji Photo
               (Film)                                   1,431,601
     38,000  Hosiden
               (Electronic components)                  1,611,611
     19,000  Hoya
               (Opto-electronics)                       1,701,145
     79,000  Japan Airport Terminal
               (Airport operator)                         700,617
     33,000  Marui
               (Department stores)                        631,356
     40,000  NEC
               (Integrated electronics)                 1,255,360
     65,000  Nippon Comsys
               (Telecoms engineering)                   1,381,415
     53,000  Nomura
               (Securities house)                       1,296,216
         45  NTT Mobile Communication
               (Cellular telecommunications)            1,217,191
     45,000  Omron
               (Industrial controls)                    1,221,432
     15,300  Promise
               (Consumer lending)                       1,208,369
     14,000  Secom
               (Security services)                      1,022,572
     11,700  Sony
               (Consumer electronics)                   1,091,655
     16,000  Takeda
               (Pharmaceuticals, chemicals)             1,049,526
     10,000  TDK
               (Electronic components)                  1,436,313
     41,000  Terumo
               (Medical equipment)                      1,387,211
                                                       22,601,641
KOREA - 1.01%
     25,000  SK
               (Holding company)                          458,510
LUXEMBOURG - 1.28%
      6,500  SES Astra
               (Satellite broadcasting)                 1,092,177
MEXICO - 1.01%
     15,000  Telefonos de Mexico
               (Telecom)                                  856,875
NETHERLANDS - 6.38%
     40,000  Buhrmann
               (Office products supplier)               1,143,731
     20,000  ING Groep
               (Financial services)                     1,351,856
     20,000  KPN
               (Postal and telecom services)              894,554
     18,000  Philips
               (Integrated electronics)                   848,920
     23,000  VNU
               (Publishing)                             1,187,934
                                                        5,426,995
PORTUGAL - 1.52%
    115,000  Portugal Telecom
               (Telecom utility)                        1,291,137
SINGAPORE - 0.57%
    125,680  Overseas Union Bank
               (Banking)                                  487,583
SPAIN - 2.60%
     66,666  BBVA
               (Banking)                                  996,061
     56,405  Telefonica*
               (Telephone utility)                      1,211,622
                                                        2,207,683
SWEDEN - 5.18%
     80,000  L.M. Ericsson
               (Telecom equipment)                      1,582,766
     15,000  Modern Times*
               (Broadcasting, media)                      714,286
    150,000  Nordic Baltic Holding
               (Banking)                                1,130,952
     46,000  Securitas
               (Security/cleaning services)               975,283
                                                        4,403,287
SWITZERLAND - 4.00%
     10,000  ABB
               (Engineering and machinery)              1,196,898
        700  Novartis
               (Pharmaceuticals and chemicals)          1,108,809
        500  Vontobel
               (Banking)                                1,097,284
                                                        3,402,991
UNITED KINGDOM - 19.62%
     18,000  AstraZeneca
               (Pharmaceuticals)                          840,224
     84,000  Bank of Scotland
               (Banking)                                  798,826
    121,000  BBA Group
               (Engineering)                              792,758
     55,000  Capita Group
               (Facilities management)                  1,345,675
    209,000  Cattles
               (Consumer loans)                           774,783
     97,000  Electrocomponents
               (Electronics)                              990,702
     22,000  Energis*
               (Telecoms)                                 824,881
     80,000  Hays
               (Business services)                        446,062
     76,000  Lloyds TSB
               (Banking)                                  717,572
     48,000  Logica
               (Computer software)                      1,135,914
    350,000  Morrison Supermarkets
               (Supermarkets)                             746,715
     70,000  Sage
               (Accounting software services)             566,656
    148,000  Shell
               (Oil major)                              1,235,022
    228,000  Spirent
               (Electric components)                    1,533,466
     74,000  SSL International
               (Healthcare and sporting goods)            800,581
     70,000  SmithKline Beecham
               (Pharmaceuticals)                          916,182
    550,000  Vodafone AirTouch
               (Cellular telephone network)             2,221,987
                                                       16,688,006

TOTAL COMMON STOCKS                                    81,682,082
(Cost $58,341,372)

   FACE
  AMOUNT     DESCRIPTION                              MARKET VALUE

REPURCHASE AGREEMENT - 1.03%
$   878,000  State Street Bank,
               2.00%, due July 3, 2000
               (Collateralized by U.S.
               Treasury Bonds, 10.75%,
               due May 15, 2003 with
               a value of $899,000)                       878,000
(Cost $878,000)

TOTAL INVESTMENTS - 97.08%                             82,560,082
(Cost $59,219,372)

Other assets less liabilities - 2.92%                   2,481,616

TOTAL NET ASSETS - 100.00%                          $  85,041,698

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $60,040,365.

Net unrealized appreciation for federal income tax purposes was $22,519,717, which is comprised of unrealized appreciation of $25,418,689 and unrealized depreciation of $2,898,972.

*Non-income producing security

See accompanying Notes to Financial Statements.


Babson Bond Trust

We finished the six month period ended June 30, 2000 with positive total returns (price change and reinvested distributions) in both Portfolios. In the current environment of an aggressive Federal Reserve, slowing economy and widening credit spreads, Portfolio L returned
3.16%, and Portfolio S 2.94%, each slightly lagging their benchmarks of the Lehman Brothers Aggregate Bond Index and the Lehman Brothers Intermediate Gov't./Corp. Index, 3.99% and 3.22%, respectively.

Positive total returns were driven by coupon income plus modest price appreciation, primarily on 5-year and longer maturity securities where yields fell between 15 to 60 basis points. Offsetting falling yields, however, was a widening of credit and quality spreads (an increase in the yield gap between different quality bonds) on corporate and mortgage backed securities. As a result, corporate and mortgage bonds underperformed Treasuries of similar maturities through mid-May (as bond yields increase, prices decline), and then recovered a bit near the end of the period. Some longer maturity corporate holdings underperformed as the yields between 10- and 30-year bonds became steeply inverted, and the shorter bonds carried much higher yields than the longer issues. Generally, however, the Portfolios were unaffected by the inversion of the yield curve.

The Put Bonds (longer maturity bonds giving investors an option to sell the bonds back to the issuer early) in our Portfolios did well in the current "inversion environment". These included IBM and Suntrust. Hellenic Republic also did well on the news that Greece is officially headed for EMU (European Economic and Monetary Union) entrance in 2001. Our media/telecom holdings (Worldcom, Time Warner, Telecommunications Inc.) underperformed amid heavy supply in this sector. American Stores underperformed due to credit concerns related to the consolidation in the industry.

We continue to be overweighted in corporate and mortgage backed securities, collecting the added yield available from these sectors. We feel that spreads are at historically attractive levels, and are willing to increase exposure at these prices. Credit spreads may be choppy in the near-term as negative earnings surprises, due to slower growth, drag down credit quality. However, this added exposure to higher yielding corporate and mortgage securities should result in better long-term returns as the environment for these sectors improves. We are also starting to look more closely at the new issue market which has become very active of late. Many of these new bonds are being priced at more attractive levels than their counterparts in the secondary market.

It appears that the U.S. economy is indeed showing signs of slowing, but the real question is "how much"? The Fed has tightened monetary policy six times and, most recently, has indicated that inflation remains a concern. Thus, the possibility of additional modest rate hikes exists, though we sense that the Fed is getting close to the end of this tightening cycle. The markets will likely be range-bound for the summer as bond investors await further evidence on the pace of growth and a clear inflationary outlook. Bond Trust is normally duration neutral, and does not actively anticipate or "time" interest rate moves. Our investment objective is to bring expertise to the Portfolios with our credit work, issue selection and sector rotation rather than positioning based on unpredictable interest rate forecasts.

Portfolio Long
Buys:

Continental Airlines, 7.256%/2020 - securitized issue, cheap on new supply
Continental Airlines, 8.048%/2020 - securitized issue, cheap on new supply
GMAC, 7.75%/2010  - large, liquid new issue, add to
 corporates
Green Tree, 7.25%/2005 - cheap odd lot offering
GTE, 7.51%/2009 - solid credit, cheap on sector supply and
 event risk
Tosco, 7.25%/2007 - strong company/industry fundamentals,
 add to corporates
Wal-Mart, 6.875%/2009 - large, liquid new issue, add to
 corporates
Worldcom, 8.00%/2006 - large, liquid new issue, add to corporates

Sells:

Associates Corp., 5.80%/2004 - reduce exposure to finance sector
Ford Capital, 10.125%/2000
GMAC, 6.85%/2004 - swap to new issue GMAC
Green Tree, 7.25%/2005 - sold into strong market bid
Lockheed Martin, 7.95%/2005 - credit concerns
NJ Economic Dev. Auth. MBIA, 7.425%/2029 - reduce exposure
 to long maturity bonds as yield curve inverted
Philip Morris, 7.20%/2007 - credit concerns
SunTrust Banks, 6.00%/2026 - reduce exposure to finance sector
United Air Lines, 7.27%/2013 - credit concerns
Worldcom, 7.75%/2007 - swap to new issue Worldcom

Portfolio Short
Buys:

Continental Airlines, 7.256%/2020 - securitized issue, cheap on new supply
Continental Airlines, 8.048%/2020 - securitized issue, cheap on new supply
GMAC, 7.75%/2010 - large, liquid new issue, add to corporates
GTE, 7.51%/2009 - solid credit, cheap on sector supply and event risk Ontario Province, 5.50%/2008
Tosco, 7.25%/2007 - strong company/industry fundamentals, add to corporates Wal-Mart, 6.875%/2009 - large liquid new issue, add to corporates
Worldcom, 8.00%/2006 - large liquid new issue, add to corporates

Sells:
Ford Motor Credit, 7.375%/2009
GMAC, 6.85%/2004 - swap to new issue GMAC
Lockheed Martin, 7.95%/2005 - credit concerns
Ontario Province, 5.50%/2008
Philip Morris, 7.20%/2007 - credit concerns
Service Corp. Intl., 6.375%/2000
United Airlines, 7.27%/2013 - credit concerns
Worldcom, 7.75%/2007 - swap to new issue Worldcom

Currently, the average maturity is 6.2 years for Portfolio S and 8.9 years for Portfolio L, after taking into consideration bonds trading to their call dates and average life assumptions for mortgage and asset-backed securities.

Quality Ratings

            Portfolio L

Aaa            50.8%
Aa              5.4%
A              20.7%
Baa            23.1%
Total          100.0%

Source: Moody's

CHART - Babson Bond Trust - Portfolio L
versus Lehman Brothers Aggregate Bond Index

Average annual compounded total returns for one, five and ten year periods ended June 30, 2000, were 3.54%, 5.40% and 7.22%. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Quality Ratings

            Portfolio S

Aaa            56.2%
Aa              7.2%
A              15.9%
Baa            20.7%
Total          100.0%

Source: Moody's

CHART - Babson Bond Trust - Portfolio S
versus Lehman Brothers Intermediate Gov't./Corp. Index

Average annual compounded total returns for one, five and ten year periods ended June 30, 2000, were 3.55%, 5.52% and 6.82%. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


Schedule of Investments
June 30, 2000

Babson Bond Trust - Portfolio L

Principal
Description                                             Amount    Market Value

CORPORATE BONDS - 50.03%
BANKS AND FINANCE - 10.89%
American Stores Co., 8.00%, due June 1, 2026         $ 1,650,000  $ 1,597,068
Associates Corporation North America,
 5.80%, due April 20, 2004                             2,500,000    2,341,600
GMAC, 7.75%, due January 19, 2010                      2,415,000    2,400,872
Hellenic Republic, 6.95%, due March 4, 2008            1,300,000    1,263,964
Southern Investments UK PLC,
 6.375%, due November 15, 2001                         1,300,000    1,274,299
SunTrust Banks, Inc., 6.00%, due February 15, 2026     2,200,000    2,016,938
                                                      11,365,000   10,894,741
COMMUNICATIONS - 7.77%
A T & T Capital Corp., 6.875%, due January 16, 2001    1,265,000    1,260,927
BellSouth Savings & Employee Stock Ownership Trust,
 9.19%, due July 1, 2003                                 684,022      708,333
GTE Corp., 7.51%, due April 1, 2009                    1,000,000      984,740
Tele Communications, Inc.,
 8.75%, due February 15, 2023                          1,000,000    1,019,510
Time Warner Entertainment Company LP,
 8.375%, due March 15, 2023                            1,000,000    1,012,330
Time Warner, Inc., 9.15%, due February 1, 2023         1,350,000    1,465,749
WorldCom, Inc., 8.00%, due May 15, 2006                1,300,000    1,322,386
                                                       7,599,022    7,773,975
DIVERSIFIED - 5.66%
Continental Airlines, 7.256%, due March 15, 2020         793,642      737,349
Continental Airlines, 8.048%, due November 1, 2020       800,000      801,560
International Business Machines Corp.,
 6.22%, due August 1, 2027                             1,500,000    1,454,820
Lucent Technologies, Inc., 6.90%, due July 15, 2001    1,700,000    1,698,402
Wal-Mart Stores, 6.875%, due August 10, 2009           1,000,000      976,870
                                                       5,793,642    5,669,001
INDUSTRIALS - 12.30%
Airgas, Inc., 7.14%, due March 8, 2004                 1,650,000    1,617,924
Cardinal Health, Inc., 6.00%, due January 15, 2006     1,835,000    1,676,585
Comdisco, Inc., 6.375%, due November 30, 2001          3,675,000    3,555,893
Georgia-Pacific Corp., 9.625%, due March 15, 2022      1,500,000    1,572,435
Oslo Seismic Services, Inc., 8.28%, due June 1, 2011   1,844,575    1,845,626
Petroleum Geo-Services A/S, 7.50%, due March 31, 2007  1,500,000    1,439,865
Tosco Corp., 7.25%, due January 1, 2007                  625,000      606,731
                                                      12,629,575   12,315,059
TRANSPORTATION - 2.46%
CSX Corp., 9.50%, due August 1, 2000                     680,000      681,061
JB Hunt Transport Services, Inc.,
 6.25%, due November 17, 2000                          1,785,000    1,779,520
                                                       2,465,000    2,460,581
U.S. DOLLAR DENOMINATED CANADIAN SECURITIES - 7.32%
Canadian National Railway Co.,
 7.00%, due March 15, 2004                             1,950,000    1,897,877
Newfoundland Province of Canada,
 7.32%, due October 13, 2023                           1,950,000    1,833,605
Ontario Province of Canada,
 5.50%, due October 1, 2008                            1,000,000      896,720
Quebec Province of Canada,
 7.50%, due September 15, 2029                         2,750,000    2,701,628
                                                       7,650,000    7,329,830
UTILITIES - 3.63%
Consolidated Edison Company NY, Inc.,
 6.15%, due July 1, 2008                               2,000,000    1,814,860
Illinois Power Special Purpose Trust, Cl. A-6,
 5.54%, due June 25, 2009                              2,000,000    1,820,620
                                                       4,000,000    3,635,480
TOTAL CORPORATE BONDS                                 51,502,239   50,078,667
(Cost $52,265,808)

ASSET-BACKED BONDS - 5.61%
California Infrastructure & Economic Development
 Bank Special Purpose Trust
  6.22%, due March 25, 2004                            1,000,000      987,500
  6.42%, due September 25, 2008                        2,500,000    2,428,525
Comed Transitional Funding Trust,
 5.63%, due June 25, 2009                              1,400,000    1,290,464
MBNA Master Credit Card Trust II,
 5.90%, due August 15, 2011                            1,000,000      914,150

TOTAL ASSET-BACKED BONDS                               5,900,000    5,620,639
(Cost $5,884,867)

COMMERCIAL MORTGAGE-BACKED BONDS - 6.35%
DLJ Commercial Mortgage Corp.,
 6.11%, due December 10, 2007                          2,186,710    2,089,313
JP Morgan Commercial Mortgage Financial Corp.,
 6.507%, due October 15, 2035                          1,500,000    1,411,740
Nomura Asset Securities Corp.,
 6.59%, due March 17, 2028                             3,000,000    2,854,410

TOTAL COMMERCIAL MORTGAGE-BACKED BONDS                 6,686,710    6,355,463
(Cost $6,744,635)

U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES - 35.66%
U.S. GOVERNMENTAL AGENCY - 9.70%
*Government National Mortgage Association
  7.50%, due March 15, 2007                               80,231       79,704
  7.50%, due July 15, 2007                               118,690      117,910
  8.00%, due October 15, 2007                            195,217      197,413
  8.00%, due November 15, 2009                         2,387,115    2,427,385
  9.50%, due April 15, 2016                               19,572       20,361
  9.50%, due January 15, 2019                             56,779       59,068
  8.00%, due May 15, 2022                                257,022      259,914
  7.00%, due March 15, 2024                            2,867,195    2,790,125
  8.00%, due December 15, 2026                         3,452,518    3,491,359
Small Business Administration guaranteed development
participation certificates
  9.80%, due July 1, 2008                                102,705      107,787
 10.05%, due August 1, 2008                               55,149       56,652
 10.05%, due April 1, 2009                               104,357      108,208
                                                       9,696,550    9,715,886
U.S. GOVERNMENT SECURITIES - 12.87%
U.S. Treasury Bonds
  7.25%, due August 15, 2004                           2,350,000    2,429,689
  5.875%, due November 15, 2005                          550,000      540,545
  6.125%, due August 15, 2029                          2,200,000    2,222,000
U.S. Treasury Notes
  5.625%, due February 15, 2006                        1,000,000      970,160
  6.50%, due October 15, 2006                          1,815,000    1,836,834
  8.125%, due May 15, 2021                             4,000,000    4,880,640
                                                      11,915,000   12,879,868
*GOVERNMENT SPONSORED ENTERPRISES - 13.09%
Federal Home Loan Mortgage Corporation
  7.75%, due April 1, 2008                               135,711      136,559
  7.75%, due November 1, 2008                             26,810       26,977
  8.00%, due August 1, 2009                               21,435       21,776
  8.25%, due October 1, 2010                             252,012      257,838
  9.00%, due June 1, 2016                                 77,494       80,375
  8.00%, due October 1, 2018                             122,094      124,039
  9.00%, due October 1, 2018                              57,098       58,846
  7.50%, due February 1, 2021                            947,683      935,837
  6.00%, due November 1, 2028                          5,992,267    5,494,130
  7.50%, due February 1, 2030                          1,483,732    1,465,186
Federal National Mortgage Association
  7.125%, due February 15, 2005                          300,000      301,329
  7.00%, due December 1, 2007                            293,832      283,730
  8.25%, due January 1, 2009                             117,278      118,634
  8.00%, due February 1, 2009                            139,535      140,188
  8.50%, due July 1, 2013                                 27,709       28,229
  9.50%, due June 25, 2018                               100,423      105,316
  9.25%, due October 1, 2020                              65,652       67,867
  6.50%, due March 1, 2029                             1,176,279    1,109,372
  7.50%, due September 1, 2029                         2,383,610    2,350,073
                                                      13,720,654   13,106,301
TOTAL U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES                  35,332,204   35,702,055
(Cost $36,222,321)

REPURCHASE AGREEMENT - 0.77%
UMB Bank, n.a., 5.90%, due July 3, 2000
  (Collateralized by U.S. Treasury Bonds,
  11.875%, due November 15, 2003
  with a value of $794,162)                              770,000      770,000
(Cost $770,000)

TOTAL INVESTMENTS - 98.42%                                         98,526,824
(Cost $101,887,631)

Other assets less liabilities - 1.58%                               1,580,759

TOTAL NET ASSETS - 100.00%                                   $    100,107,583

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $103,552,346.

Net unrealized depreciation for federal income tax purposes was $5,025,522, which is comprised of unrealized appreciation of $457,449 and unrealized depreciation of $5,482,971.

*Mortgage-backed securities

See accompanying Notes to Financial Statements.


Schedule of Investments
June 30, 2000

Babson Bond Trust - Portfolio S

Principal
Description                                             Amount    Market Value

CORPORATE BONDS - 43.73%
BANKS AND FINANCE - 8.96%
Associates Corporation North America,
 5.80%, due April 20, 2004                           $   750,000  $    702,480
GMAC, 7.75%, due January 19, 2010                        700,000       695,905
Hellenic Republic, 6.95%, due March 4, 2008              375,000       364,605
Southern Investments UK PLC,
 6.375%, due November 15, 2001       300,000
294,069
SunTrust Banks, Inc., 6.00%, due February 15, 2026       700,000       641,753
                                                       2,825,000     2,698,812
COMMUNICATIONS - 6.71%
A T & T Capital Corp., 6.875%, due January 16, 2001      350,000       348,873
BellSouth Savings & Employee Stock Ownership Trust,
 9.19%, due July 1, 2003                                 495,995       513,623
GTE Corp., 7.51%, due April 1, 2009                      300,000       295,422
Time Warner Entertainment Company LP,
 8.375%, due March 15, 2023                              300,000       303,699
WorldCom, Inc., 8.00%, due May 15, 2006                  550,000       559,471
                                                       1,995,995     2,021,088
DIVERSIFIED - 5.15%
Continental Airlines, 7.256%, due March 15, 2020         233,132       216,596
Continental Airlines, 8.048%, due November 1, 2020       235,000       235,458
International Business Machines Corp.,
 6.22%, due August 1, 2027                               400,000       387,952
Lucent Technologies, Inc., 6.90%, due July 15, 2001      375,000       374,648
Wal-Mart Stores, 6.875%, due August 10, 2009             345,000       337,020
                                                       1,588,132     1,551,674
INDUSTRIALS - 12.14%
Airgas, Inc., 7.14%, due March 8, 2004                   550,000       539,308
Comdisco, Inc., 6.375%, due November 30, 2001          1,000,000       967,590
Ford Motor Credit Company,
 7.375%, due October 28, 2009                            700,000       677,089
Georgia-Pacific Corp., 9.125%, due July 1, 2022          375,000       360,968
Oslo Seismic Services, Inc., 8.28%, due June 1, 2011     461,144       461,406
Petroleum Geo-Services A/S, 7.50%, due March 31, 2007    500,000       479,955
Tosco Corp., 7.25% , due January 1, 2007                 175,000       169,885
                                                       3,761,144     3,656,201
TRANSPORTATION - 3.14%
Burlington Northern Santa Fe Corp.,
 6.05%, due March 15, 2001                               400,000       395,912
JB Hunt Transport Services, Inc.,
 6.25%, due November 17, 2000                            350,000       348,926
Wisconsin Central Transportation Corp.,
 6.625%, due April 15, 2008                              225,000       199,847
                                                         975,000       944,685
U.S. DOLLAR DENOMINATED CANADIAN SECURITIES - 6.43%
Canadian National Railway Co.,
 7.00%, due March 15, 2004                               500,000       486,635
Ontario Province of Canada,
 5.50%, due October 1, 2008                            1,150,000     1,031,228
Quebec Province of Canada,
 7.50%, due September 15, 2029                           425,000       417,524
                                                       2,075,000     1,935,387
UTILITIES - 1.20%
Consolidated Edison Company NY, Inc.,
 6.15%, due July 1, 2008                                 400,000       362,972

TOTAL CORPORATE BONDS                                 13,620,271    13,170,819
(Cost $13,660,334)

ASSET-BACKED BONDS - 7.26%
California Infrastructure & Economic Development Bank
 Special Purpose Trust
 6.22%, due March 25, 2004                               300,000       296,250
 6.42%, due September 25, 2008                           150,000       145,712
Comed Transitional Funding Trust,
 5.63%, due June 25, 2009                              1,100,000     1,013,936
MBNA Master Credit Card Trust II,
 5.90%, due August 15, 2011                              800,000       731,320

TOTAL ASSET-BACKED BONDS                               2,350,000     2,187,218
(Cost $2,307,460)

COMMERCIAL MORTGAGE-BACKED BONDS - 5.53%
DLJ Commercial Mortgage Corp.,
 6.11%, due December 10, 2007                            699,745       668,578
JP Morgan Commercial Mortgage Financial Corp.,
 6.507%, due October 15, 2035                            250,000       235,290
Nomura Asset Securities Corp.,
 6.59%, due March 17, 2028                               800,000       761,176

TOTAL COMMERCIAL MORTGAGE-BACKED BONDS                 1,749,745     1,665,044
(Cost $1,763,705)

U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES AND
GOVERNMENT SPONSORED ENTERPRISES - 42.40%

U.S. GOVERNMENTAL AGENCY - 6.89%
*Government National Mortgage Association
  8.00%, due October 15, 2007                             14,153        14,312
  8.00%, due November 15, 2009                           428,382       435,609
  7.50%, due October 15, 2011                            258,515       259,888
  7.50%, due November 15, 2011                           310,408       312,056
  9.50%, due September 15, 2019                           13,288        13,823
  8.00%, due December 15, 2022                           169,295       171,199
  7.00%, due May 15, 2024                                535,376       520,985
  8.00%, due November 15, 2026                           325,662       329,326
Small Business Administration guaranteed development participation certificates
  9.80%, due July 1, 2008                                 17,117        17,964
                                                       2,072,196     2,075,162
U.S. GOVERNMENT SECURITIES - 7.37%
U.S. Treasury Bonds
  11.125%, due August 15, 2003                           700,000       791,875
  7.25%, due August 15, 2004                             250,000       258,478
  5.875%, due November 15, 2005                          175,000       171,992
U.S. Treasury Notes
  5.625%, due February 15, 2006                          450,000       436,572
  6.50%, due October 15, 2006                            555,000       561,677
                                                       2,130,000     2,220,594
*GOVERNMENT SPONSORED ENTERPRISES - 28.14%
Federal Home Loan Mortgage Corporation
  8.25%, due July 1, 2008                                 13,593        13,724
  8.00%, due January 1, 2012                             358,184       362,214
  9.00%, due June 1, 2016                                 62,591        64,918
  8.00%, due May 1, 2017                                  39,917        40,553
  9.00%, due May 15, 2021                                 77,046        79,140
  6.00%, due November 1, 2028                          1,843,774     1,690,501
  7.50%, due February 1, 2030                            741,862       732,589
Federal National Mortgage Association
  5.625%, due March 15, 2001                           3,425,000     3,397,360
  7.125%, due February 15, 2005                          400,000        52,693
  8.25%, due January 1, 2009                              12,217        12,358
  9.25%, due October 1, 2020                              34,554        35,720
  6.50%, due March 1, 2029                               941,023       887,498
  7.50%, due September 1, 2029                           715,084       705,022
                                                       8,719,414     8,476,062

TOTAL U.S. GOVERNMENTAL AGENCY, U.S. GOVERNMENT SECURITIES
AND GOVERNMENT SPONSORED ENTERPRISES                  12,921,610    12,771,818
(Cost $13,078,733)

TOTAL INVESTMENTS - 98.92%                                          29,794,899
(Cost $30,810,232)

Other assets less liabilities - 1.08%                                  324,944

TOTAL NET ASSETS - 100.00%                                    $     30,119,843

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $31,249,072.

Net unrealized depreciation for federal income tax purposes was $1,454,173, which is comprised of unrealized appreciation of $65,995 and unrealized depreciation of $1,520,168.

*Mortgage-backed securities

See accompanying Notes to Financial Statements.


Babson Money Market Fund

The U.S. economy continued to surge ahead as first quarter Gross Domestic Product (GDP) grew by 5.5%. Forecasted expectations for the second quarter GDP center around 4.0%. The Fed, still acting preemptively toward an increase in inflation, saw fit to tighten three times during the first half of 2000. Both the Fed Funds rate and the discount rate were raised by a total of 100 basis points (1.00%). These Fed actions, coupled with the Treasury buyback of almost $19 billion of long Treasury bonds, caused the Treasury yield curve to invert, with yields increasing out to the two-year area and declining beyond this maturity. The first half ended with short-term yields up 10-55 basis points (bp) while yields in the intermediate and long-end declined by 16-58 bp versus the end of 1999.

Y2K came and passed with dire projections of cataclysmic events greatly overshadowed by business as usual. Attractive early 2000 holdings purchased last year matured with no problems and allowed the Portfolios to recognize additional value due to Y2K market dislocations. Average maturities were shortened in the first quarter by 5 to 10 days in anticipation of continued Fed tightening. We lengthened our average maturities by approximately 15 to 20 days during the second quarter, taking advantage of the increased yield levels present as a result of the Fed tightening which took place in February, March and May. The average maturities are now closely aligned with the portfolio benchmarks of slightly over 50 days.

Oil prices rose near 50% during the first half of 2000, after having already doubled during 1999. This surge in prices coupled with a slight uptick in the core Consumer Price Index (CPI) caused fixed income market participants to worry about beginning inflation. Outside of the energy sector, this inflation never materially increased. Tight labor markets, as evidenced by Initial Jobless Claims under 300,000 and strong Non-farm Payroll growth, helped to fuel the wage-push inflation debate.

Looking to the second half, market participants appear divided on future Federal Open Market Committee (FOMC) actions as recent economic statistics have identified a mixed economic environment. This has led economists to forecast either continued Fed tightening or an end to Fed tightening. Despite not increasing rates at their end of June meeting, it is probably still too premature to dismiss the Fed from at least one more tightening before the end of 2000.

We remain committed in our money market investing to focus on quality and liquidity since the rewards for riskier strategies are meager. This has been our policy at the Babson Money Market Fund, and we feel that it will continue to benefit our shareholders.

The seven-day yield for Babson Money Market Fund's Prime Portfolio was 5.87% and the Federal Portfolio was 5.60%, as of June 30, 2000. Both of these yields are up substantially from year-end due mainly to the tightening actions of the FOMC.

An investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


Schedule of Investments
June 30, 2000

BABSON MONEY MARKET FUND - PRIME

                                                       Principal
Description                                              Amount   Market Value

SHORT-TERM CORPORATE NOTES - 95.22%
Alcoa, Incorporated, 6.70%, due September 28, 2000    $ 1,600,000  $ 1,573,498
Anheuser-Busch Companies, Incorporated,
 6.15%, due September 25, 2000                          1,900,000    1,872,086
BellSouth Telephone, 6.48%, due July 21, 2000           1,600,000    1,594,240
Bemis Company, 6.60%, due August 1, 2000                1,500,000    1,491,475
Bestfoods, 6.50%, due July 14, 2000                     1,600,000    1,596,244
Caterpillar Financial Services,
 6.01%, due July 25, 2000                               2,000,000    1,991,987
Coca-Cola Company, 6.11%, due August 4, 2000            1,900,000    1,889,036
Donnelley & Sons, 6.62%, due July 28, 2000              1,400,000    1,393,049
Duke Energy Corporation, 6.52%, due July 31, 2000       1,600,000    1,591,307
Eastman Kodak Company, 6.35%, due July 24, 2000         1,900,000    1,892,292
Ford Motor Credit Company, 6.53%, due October 2, 2000 1,000,000 983,131 Fortune Brands, Incorporated,
 6.59%, due October 2, 2000                               600,000      589,785
Gannett Company, 6.50%, due July 10, 2000               1,900,000    1,896,912
General Electric Capital Company,
 6.65%, due September 8, 2000                             805,000      794,740
General Electric Capital Company,
 6.60%, due February 23, 2001                             155,000      148,265
General Electric Capital Company,
 6.82%, due February 23, 2001                             500,000      477,551
General Mills, Incorporated, 6.48%, due July 17, 2000   1,510,000    1,505,651
General Motors Acceptance Corporation,
  6.19%, due September 29, 2000                         1,900,000    1,870,597
Heinz (H.J.) Company, 6.51%, due July 5, 2000           1,900,000    1,898,626
Hershey Foods, 6.52%, due August 31, 2000               1,365,000    1,349,920
Honeywell International, 6.54%, due August 9, 2000      1,515,000    1,504,266
John Deere Capital, 6.65%, due September 6, 2000        1,465,000    1,446,869
Minnesota Mining & Manufacturing Company,
  6.53%, due August 29, 2000                            1,315,000    1,300,927
Motorola, Incorporated, 6.57%, due September 27, 2000     100,000       98,394
Motorola, Incorporated, 6.59%, due September 27, 2000   1,220,000    1,200,347
Sherwin-Williams Company, 6.55%, due July 3, 2000       1,600,000    1,599,418
Walt Disney Company, 6.49%, due October 31, 2000        1,200,000    1,173,607

TOTAL SHORT-TERM CORPORATE NOTES                       37,050,000   36,724,220
(Cost $36,724,220)

GOVERNMENT SPONSORED ENTERPRISES - 4.92%
Federal Home Loan Mortgage Corporation Discount Notes,
 6.48%, due October 12, 2000                            1,935,000    1,899,125
(Cost $1,899,125)

TOTAL INVESTMENTS - 100.14%                                         38,623,345
(Cost $38,623,345)

Other assets less liabilities - (0.14%)                                (53,555)

TOTAL NET ASSETS - 100.00%                                    $     38,569,790

The identified cost of investments owned at June 30, 2000, was the same for financial statement and federal income tax purposes.

See accompanying Notes to Financial Statements.


Schedule of Investments
June 30, 2000


BABSON MONEY MARKET FUND - FEDERAL
                                                        Principal
Description                                               Amount  Market Value


GOVERNMENT SPONSORED ENTERPRISES - 99.48%
Federal Home Loan Mortgage Corporation Discount Notes
  6.42%,  due July 5, 2000                             $ 1,000,000  $  999,287
  6.455%, due August 2, 2000                               900,000     894,836
  6.02%,  due September 8, 2000                            600,000     593,077
  6.49%,  due September 15, 2000                         1,000,000     986,299
  6.14%,  due September 22, 2000                           800,000     788,675
Federal National Mortgage Association Discount Notes
  6.40%,  due July 24, 2000                                955,000     951,095
  6.42%,  due August 8, 2000                               950,000     943,562
  6.52%,  due August 17, 2000                              896,000     888,373
  6.47%,  due September 7, 2000                          1,000,000     987,779
  6.51%,  due September 21, 2000                           470,000     463,031
  6.14%,  due September 28, 2000                           500,000     492,410
  6.50%,  due October 2, 2000                              200,000     196,642

TOTAL GOVERNMENT SPONSORED ENTERPRISES                   9,271,000   9,185,066
(Cost $9,185,066)

TOTAL INVESTMENTS - 99.48%                                           9,185,066
(Cost $9,185,066)

Other assets less liabilities - 0.52%                                   47,613

TOTAL NET ASSETS - 100.00%                                    $      9,232,679

The identified cost of investments owned at June 30, 2000, was the same for financial statement and federal income tax purposes.

See accompanying Notes to Financial Statements.


Babson Tax-Free Income Fund

The municipal market, which was battered by huge mutual fund redemptions and tax-loss selling during 1999, rebounded in the first quarter of 2000. Then market yields rose sharply
(as bond prices declined) in April as reports of strong U.S.
growth and inflationary pressures led to perceptions that the Federal Reserve would have to continue raising rates substantially to slow domestic growth to a more sustainable, non-inflationary level. However, market sentiment turned again in May as reports of lower retail, auto and home sales indicated that earlier rate hikes were slowing the economy, and this led the way for a powerful market rally during May and June. These favorable market conditions provided a boost to Fund performance, with Portfolio L returning (price change and reinvested distributions) 3.87% and Portfolio S returning 1.56% for the six months ended June 30, 2000.
Portfolio MM's price remained at $1.00 and provided a return of 1.64% for the same period. The average maturities of Portfolio L, S and MM were 14 years, 4 years and 8 days, respectively.

Average annual compounded total returns for one, five and ten year periods as of June 30, 2000, were 2.18%, 4.97% and 6.21% for Portfolio L, 2.43% 3.72% and 4.86% for Portfolio S and 3.08%, 3.00% and 3.06% for Portfolio MM, respectively.

In contrast to the Treasury market, where short-term rates are higher than long-term rates, the municipal yield curve is positively sloped with yields ranging from 4.35% for one year to 5.75% for 30 years. Our portfolios have benefited from a large concentration in General Obligation and Tax-Backed bonds, which continue to exhibit strong credit fundamentals as a result of the strong domestic economy.

We continue to add value by looking for undervalued situations and taking advantage of supply and demand imbalances in various sectors of the market, keeping our emphasis on high quality issues.

Looking forward, market consensus is that the Fed is near the end of its tightening cycle. If this proves to be true, it bodes well for the municipal market which has seen an increase in demand from individual investors due to the increase in interest rates over the past year.

Quality Ratings

                          Portfolio Portfolio Portfolio
                              L         S        MM

Aaa                           56%       60%       89%
Aa                            31        24        11
A                             10         9         0
Lower                          3         7         0
Total                        100%      100%      100%

Source: Moody's

CHART - Babson Tax-Free Income Fund
PORTFOLIOS L & S versus LIPPER GENERAL MUNICIPAL BOND FUNDS
AND LIPPER SHORT TERM MUNICIPAL BOND FUNDS

Average annual compounded total returns for one, five and ten year periods ended June 30, 2000, were 2.18%, 4.97% and 6.21% for Portfolio L and 2.43%, 3.72% and 4.86% for Portfolio S, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


Schedule of Investments
June 30, 2000

Babson Tax-Free Income Fund - Portfolio L

                                                        Principal
Description                                               Amount    Market Value


ALABAMA
Jefferson County Sewer, 5.00%, due February 1, 2033     $1,000,000  $  868,750

Arizona
Maricopa County Unified School District #48,
 9.25%, due July 1, 2007                                   500,000     625,625

ARKANSAS
Arkansas, Series B, 0.00%, due June 1, 2010              1,000,000     595,000

CALIFORNIA
Santa Rosa Water, Series B, 6.00%, due September 1, 2015   500,000     541,875
University of California, Series D,
 5.75%, due July 1, 2013                                 1,000,000   1,038,750

COLORADO
Adams County School District #12,
 6.20%, due December 15, 2010                              500,000     518,125

CONNECTICUT
Bridgeport, Series A, 6.00%, due July 15, 2014           1,000,000   1,056,250
DISTRICT OF COLUMBIA
District of Columbia, Series A, 5.75%, due June 1, 2003    245,000     251,431
District of Columbia, Series A, 5.75%, due June 1, 2003    255,000     261,694

FLORIDA
Dade County, 0.00%, due October 1, 2027                  1,000,000     200,000
Miami-Dade County, Series A, 0.00%, due October 1, 2015    500,000     205,000
Palm Beach County Airport, 7.75%, due October 1, 2010 500,000 528,750 Tampa (Catholic Health Care East),
 4.875%, due November 15, 2023                             500,000     431,875

ILLINOIS
Chicago, Series B, 5.125%, due January 1, 2022           1,000,000     922,500
Lake County School District,
 5.00%, due December 15, 2014                            1,000,000     942,500
Metro Pier & Expo Tax Authority,
 5.375%, due December 15, 2017                           1,000,000     960,000

INDIANA
Indiana Bond Bank Special Program, Series 94 A-1,
 5.60%, due August 1, 2015                                 500,000     503,125

KANSAS
Johnson County Unified School District #229, Series A,
 4.90%, due October 1, 2011                              1,000,000     975,000

LOUISIANA
St. Tammany Parish Hospital Service District #2
 (Slidell Memorial Hospital & Medical Center),
 6.125%, due October 1, 2011                               500,000     525,625

MASSACHUSETTS
Framingham, 6.00%, due March 1, 2015                       500,000     524,375
Foxborough, 6.00%, due June 1, 2014                      1,000,000   1,052,500
Massachusetts Health & Education, Series D,
 5.75%, due July 1, 2014                                   500,000     506,250
Massachusetts Housing Finance Agency Projects, Series A,
 6.375%, due April 1, 2021                                 975,000     987,188
Massachusetts State Consolidated Loan,
 5.25%, due August 1, 2018                               1,000,000     958,750

MICHIGAN
Hartland, 6.00%, due May 1, 2020                         1,000,000   1,026,250
Jackson Public Schools, 6.00%, due May 1, 2013           1,000,000   1,058,750

NEVADA
Clark County School District, Series A,
 6.75%, due March 1, 2007                                  500,000     510,805

NEW HAMPSHIRE
New Hampshire Higher Education & Health Facility
 (Franklin Pierce Law Center), 5.50%, due July 1, 2018     500,000     458,125
NEW JERSEY
New Jersey Turnpike, 10.375%, due January 1, 2003           90,000      97,200

OHIO
Ohio Public Facitilites, 5.125%, due June 1, 2011        1,000,000   1,002,500

RHODE ISLAND
Rhode Island Depositors Economic Protection Corp., Series B,
 5.80%, due August 1, 2009                                 500,000     526,875
Rhode Island Industrial Facility Corp.,
 9.125%, due October 1, 2000                                20,000      20,221

TENNESSEE
Metro Nashville Airport, 4.55%, due October 1, 2012        600,000     600,000

TEXAS
San Antonio Electric & Gas, 5.75%, due February 1, 2011    295,000     299,425
San Antonio Electric & Gas, 5.75%, due February 1, 2011    205,000     210,381

WASHINGTON
Tacoma Conservation System Project
 (Tacoma Public Utilities),
 6.50%, due January 1, 2012                                500,000     525,625
Seattle Water System, 5.75%, due July 1, 2023            1,000,000     976,250

WYOMING
Lincoln County, 4.45%, due November 1, 2014                600,000     600,000

TOTAL INVESTMENTS - 98.87%                                          23,893,345
(Cost $23,865,704)

Other assets less liabilities - 1.13%                                  272,779

TOTAL NET ASSETS - 100.00%                                    $     24,166,124

The identified cost of investments owned at June 30, 2000, was the same for financial statement and federal income tax purposes.

Net unrealized appreciation for federal income tax purposes was $27,641, which is comprised of unrealized appreciation of $416,414 and unrealized depreciation of $388,773.

See accompanying Notes to Financial Statements.


Schedule of Investments
June 30, 2000

Babson Tax-Free Income Fund - Portfolio S
                                                        Principal
Description                                               Amount    Market Value


ARIZONA
Arizona Water Infrastructure,
 5.50%, due October 1, 2010                             $  500,000  $  517,500
Chandler, 6.90%, due July 1, 2005                        1,000,000   1,029,755
Maricopa County Unified School District #93,
 6.40%, due July 1, 2005                                   500,000     530,000

COLORADO
Jefferson County School District #R-001, Series A,
 6.00%, due December 15, 2006                              500,000     531,250

DISTRICT OF COLUMBIA
District of Columbia, Series A, 5.75%, due June 1, 2003    245,000     251,431
District of Columbia, Series A, 5.75%, due June 1, 2003    255,000     261,694

HAWAII
Hawaii State, 5.50%, due September 1, 2006                 500,000     514,375

ILLINOIS
Chicago Public Building, 5.375%, due February 1, 2005      250,000     255,000
Du Page & Will Counties Community School District #204,
 7.25%, due December 30, 2004                              500,000     546,875

INDIANA
Kokomo-Center School Building Corp.,
 6.75%, due July 15, 2007                                  250,000     277,500

MASSACHUSETTS
Massachusetts Health & Education
 (Milford-Whitinsville Regional),
 Series C, 4.75%, due July 15, 2003                        500,000     476,250
Massachusetts Housing Finance Agency Projects,
 Series A, 5.35%, due April 1, 2003                        500,000     506,250
Massachusetts State Consolidated Loan,
 5.75%, due February 1, 2007                               500,000     523,125

MICHIGAN
Utica Community Schools, 5.375%, due May 1, 2005           500,000     511,875

MISSOURI
Sikeston Electric, 5.80%, due June 1, 2002                 500,000     510,625

NEVADA
Washoe County Hospital, Series A,
 5.25%, due June 1, 2001                                   500,000     503,480
Washoe County (Reno Sparks Bowling Facility), Series A,
 5.40%, due July 1, 2006                                   500,000     510,625

NEW YORK
Battery Park City, 6.00%, due November 1, 2003             500,000     518,125
Long Island Power, 4.45%, due May 1, 2033                  500,000     500,000
New York City Transit, 5.50%, due November 1, 2007         500,000     518,125
New York Medical Care Finance Agency, Series F,
 6.00%, due August 15, 2002                                500,000     511,875
New York Medical Care Finance Agency, Series A,
 5.40%, due August 15, 2004                                185,000     185,899
New York State Thruway Authority Highway,
 5.50%, due April 1, 2005                                  500,000     514,375

OHIO
Columbus City School District,
 6.65%, due December 1, 2012                               500,000     531,875
Ohio State Building Authority,
 4.00%, due October 1, 2004                                250,000     240,000

TENNESSEE
Metro Nashville, 4.55%, due October 1, 2012                100,000     100,000
Tennessee Housing Development Agency, Series A,
 4.95%, due July 1, 2000                                   490,000     490,000

TEXAS
Houston, Series C, 5.90%, due March 1, 2003                140,000     142,800
Houston, Series C, 5.90%, due March 1, 2003                360,000     366,750
McKinney Independent School,
 5.25%, due February 15, 2006                              500,000     508,125

WASHINGTON
Washington Public Power Supply System Nuclear Project #2,
 Series B, 5.10%, due July 1, 2004                         500,000     503,750

WISCONSIN
Milwaukee Metropolitan Sewer District, Series A,
 6.00%, due October 1, 2007                                500,000     531,875

WYOMING
Lincoln County, 4.45%, due November 1, 2014                400,000     400,000

TOTAL INVESTMENTS - 98.51%                                          14,821,184
(Cost $14,883,038)

Other assets less liabilities - 1.49%                                  223,423

TOTAL NET ASSETS - 100.00%                                    $     15,044,607

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $15,041,459.

Net unrealized depreciation for federal income tax purposes was $220,275, which is comprised of unrealized appreciation of $64,395 and unrealized depreciation of $284,670.

See accompanying Notes to Financial Statements.See accompanying Notes to Financial Statements.


Schedule of Investments
June 30, 2000

Babson Tax-Free Income Fund - Portfolio MM
                                                        Principal
Description                                               Amount    Market Value


CONNECTICUT
Connecticut, 3.38%, due November 15, 2001               $  200,000  $  200,000

FLORIDA
Dade County (Florida Power & Light),
 4.60%, due June 1, 2021*                                  200,000     200,000

GEORGIA
Burke County Development Authority,
 4.60%, due July 1, 2024*                                  200,000     200,000
De Kalb Private Hospital Authority
 (Egleston Childrens Hospital),
 Series A, 4.75%, due March 1, 2024*                       300,000     300,000

ILLINOIS
Illinois Health Facilties
 (Rush-Presbyterian, St. Lukes), Series B,
 4.80%, due November 15, 2023*                             200,000     200,000


INDIANA
Indiana University, 4.35%, due August 1, 2000              100,000     100,046
St. Joseph County Education Facilities
 (University of Notre Dame),
  4.70%, due March 1, 2033*                                300,000     300,000

LOUISIANA
St. Charles Parish, 4.50%, due October 1, 2022*            200,000     200,000
Louisiana Offshore Terminal Authority,
 4.45%, due September 1, 2006*                             300,000     300,000

MICHIGAN
Michigan Municipal Bond Authority,
 4.25%, due August 25, 2000                                125,000     125,113

MISSOURI
Missouri Health & Education Facilities Authority,
 4.60%, due September 1, 2030*                             200,000     200,000

NEW MEXICO
Albuquerque Airport, Series 95,
 4.70%, due July 1, 2014*                                  300,000     300,000
Hurley (British Petroleum), 4.55%, due December 1, 2015*   100,000     100,000

NEW YORK
Long Island Power, 4.45%, due May 1, 2033*                 200,000     200,000

NORTH CAROLINA
Charlotte Airport, Series 93 A, 4.70%, due July 1, 2016*   300,000     300,000
Raleigh Durham Airport Authority,
 4.60%, due November 1, 2015*                              200,000     200,000
Winston-Salem Water & Sewer System,
 4.75%, due June 1, 2014*                                  200,000     200,000

RHODE ISLAND
Rhode Island Correction Facility,
 4.75%, due June 1, 2018*                                  300,000     300,000

TEXAS
Lone Star Airport Improvement Authority, Series B-4,
 4.55%, due December 1, 2014*                              100,000     100,000
Texas State Tax & Revenue Anticipation Notes,
 4.50%, due August 31, 2000                                200,000     200,265

UTAH
Salt Lake City, 4.55%, due February 1, 2008*               100,000     100,000

VIRGINIA
Fairfax County (Inova Health), Series 88 D,
 4.90%, due October 1, 2025*                               100,000     100,000

WASHINGTON
Seattle Municipal Light & Power,
 4.95%, due November 1, 2018*                              100,000     100,000
Washington Health Care, 4.45%, due October 1, 2005*        200,000     200,000
Washington, Series 96 B, 4.75%, due June 1, 2020*          200,000     200,000
Washington Public Power Supply System Nuclear
 Project #1, Series 1A-1, 4.90%, due July 1, 2017*         100,000     100,000

WISCONSIN
Sheboygan (Wisconsin Power & Light Co),
 4.60%, due August 1, 2014*                                300,000     300,000
WYOMING
Lincoln County, Series D, 4.55%, due August 1, 2015*       200,000     200,000
Sublette County, 4.55%, due November 1, 2014*              100,000     100,000
Unita County, 4.40%, due December 1, 2022*                 200,000     200,000

TOTAL INVESTMENTS - 96.51%                                           5,825,424
(Cost $5,825,424)

Other assets less liabilities - 3.49%                                  210,514

TOTAL NET ASSETS - 100.00%                                    $      6,035,938

The identified cost of investments owned at June 30, 2000, was the same for financial statement and federal income tax purposes.

*Variable rate security. Stated rate is the rate effective as of June 30, 2000.

See accompanying Notes to Financial Statements.See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities
June 30, 2000
(in thousands except per share data)
                                                     Babson       Babson
                                                   Enterprise   Enterprise
                                                      Fund       Fund II
ASSETS:
 Investments at cost                               $  104,720    $ 45,234
 Investments at value                              $  111,877    $ 57,739
 Cash denominated in foreign
  currencies (cost $1,148)                                  -          -
 Cash                                                       -         404

 Receivables:
  Investments sold                                        316         486
  Dividends                                                84          43
  Interest                                                  -           -
  Fund shares sold                                          -       1,176
  Foreign tax                                               -           -
  Other                                                     -           -
 Prepaid registration fees                                  -           -
     Total assets                                     112,277      59,848


LIABILITIES AND NET ASSETS:
 Cash overdraft                                           637           -
 Payables:
  Management fees                                         104          58
  Registration fees                                         -           -
  Dividends                                                 -           -
  Investments purchased                                   142          32
  Fund share redemptions                                    -           -
  Foreign tax withholding                                   -           -
  Other                                                     -           -
     Total liabilities                                    883          90

NET ASSETS                                         $  111,394    $ 59,758

NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)       $  100,198    $ 44,616
 Accumulated undistributed net investment income          133          49
 Accumulated undistributed net realized gain (loss)
  from investment transactions and
  foreign currency transactions                         3,906       2,588
 Net unrealized appreciation (depreciation)
  of investments and translation of assets
  and liabilities in foreign currencies                 7,157      12,505

NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                                $  111,394    $ 59,758

Capital shares, $1.00 par value
 Authorized                                            20,000      10,000
 Outstanding                                            8,060       2,374

NET ASSET VALUE PER SHARE                          $    13.82    $  25.18

See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities
June 30, 2000
(in thousands except per share data)
                                                     Babson
                                                     Growth       Shadow
                                                      Fund      Stock Fund
ASSETS:
 Investments at cost                               $  346,264    $ 38,038
 Investments at value                              $  524,470    $ 43,744
 Cash denominated in foreign
  currencies (cost $1,148)                                  -           -
 Cash                                                     435          16
   Receivables:
  Investments sold                                          -           -
  Dividends                                                98          46
  Interest                                                  3           1
  Fund shares sold                                          -       1,667
  Foreign tax                                               -           -
  Other                                                     -           -
 Prepaid registration fees                                  -           -
     Total assets                                     525,006      45,474

LIABILITIES AND NET ASSETS:
 Cash overdraft                                             -           -
 Payables:
  Management fees                                         329          34
  Registration fees                                         -           -
  Dividends                                                 -           -
  Investments purchased                                     -           -
  Fund share redemptions                                    -           -
  Foreign tax withholding                                   -           -
  Other                                                     -           -
     Total liabilities                                    329          34
NET ASSETS                                         $  524,677    $ 45,440

NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)       $  283,698    $ 37,184
 Accumulated undistributed net investment income            -         189
 Accumulated undistributed net realized gain (loss)
  from investment transactions and
  foreign currency transactions                        62,773       2,361
 Net unrealized appreciation (depreciation)
  of investments and translation of assets
  and liabilities in foreign currencies               178,206       5,706

NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                                $  524,677    $ 45,440

Capital shares, $1.00 par value
 Authorized                                           100,000      10,000
 Outstanding                                           25,141       3,706

NET ASSET VALUE PER SHARE                          $    20.87    $  12.26

See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities
June 30, 2000
(in thousands except per share data)
                                                     Babson
                                                     Value
                                                      Fund
ASSETS:
 Investments at cost                               $  432,393
 Investments at value                              $  521,426
 Cash denominated in foreign
  currencies (cost $1,148)                                  -
 Cash                                                       -

 Receivables:
  Investments sold                                     12,546
  Dividends                                               212
  Interest                                                  2
  Fund shares sold                                         85
  Foreign tax                                               -
  Other                                                     -
 Prepaid registration fees                                  -
     Total assets                                     534,271

LIABILITIES AND NET ASSETS:
 Cash overdraft                                           345
 Payables:
  Management fees                                         437
  Registration fees                                         -
  Dividends                                                 -
  Investments purchased                                 5,020
  Fund share redemptions                                    -
  Foreign tax withholding                                   -
  Other                                                     -
     Total liabilities                                  5,802

NET ASSETS                                         $  528,469

NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)       $  434,171
 Accumulated undistributed net investment income        3,531
 Accumulated undistributed net realized gain (loss)
  from investment transactions and
  foreign currency transactions                         1,734
 Net unrealized appreciation (depreciation)
  of investments and translation of assets
  and liabilities in foreign currencies                89,033

NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                                $  528,469

Capital shares, $1.00 par value
 Authorized                                            50,000
 Outstanding                                           13,634

NET ASSET VALUE PER SHARE                          $    38.76

See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities
June 30, 2000
(in thousands except per share data)

                                                    Babson-
                                                 Stewart Ivory
                                               International Fund

ASSETS:
 Investments at cost                               $   59,220
 Investments at value                              $   82,560
 Cash denominated in foreign
  currencies (cost $1,148)                              1,141
 Cash                                                       1

 Receivables:
  Investments sold                                        130
  Dividends                                               125
  Interest                                                  -
  Fund shares sold                                      1,476
  Foreign tax                                              83
  Other                                                     -
 Prepaid registration fees                                  -
     Total assets                                      85,516

LIABILITIES AND NET ASSETS:
 Cash overdraft                                             -
 Payables:
  Management fees                                          88
  Registration fees                                         -
  Dividends                                                 -
  Investments purchased                                    55
  Fund share redemptions                                  304
  Foreign tax withholding                                  20
  Other                                                     7
     Total liabilities                                    474

NET ASSETS                                         $   85,042


NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)       $   58,551
 Accumulated undistributed net investment income            -
 Accumulated undistributed net realized gain (loss)
  from investment transactions and
  foreign currency transactions                         3,158
 Net unrealized appreciation (depreciation)
  of investments and translation of assets
  and liabilities in foreign currencies                23,333

NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                                $   85,042


Capital shares, $1.00 par value
 Authorized                                            10,000
 Outstanding                                            3,605

NET ASSET VALUE PER SHARE                          $    23.59

See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities
June 30, 2000
(in thousands except per share data)
                                                     Babson       Babson
                                                   Bond Trust   Bond Trust
                                                  Portfolio L  Portfolio S
ASSETS:
 Investments at cost                               $  101,888    $ 30,810
 Investments at value                              $   98,527    $ 29,795
 Cash denominated in foreign
  currencies (cost $1,148)                                  -           -
 Cash                                                     695          36

 Receivables:
  Investments sold                                          -           -
  Dividends                                                 -           -
  Interest                                              1,465         461
  Fund shares sold                                          -           -
  Foreign tax                                               -           -
  Other                                                     -           -
 Prepaid registration fees                                  2           -
     Total assets                                     100,689      30,292

 LIABILITIES AND NET ASSETS:
 Cash overdraft                                             -           -
 Payables:
  Management fees                                          77          16
  Registration fees                                         -           -
  Dividends                                               504         156
  Investments purchased                                     -           -
  Fund share redemptions                                    -           -
  Foreign tax withholding                                   -           -
  Other                                                     -           -
     Total liabilities                                    581         172

 NET ASSETS                                        $  100,108    $ 30,120

 NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)       $  108,545    $ 33,677
 Accumulated undistributed net investment income            1           -
 Accumulated undistributed net realized gain (loss)
  from investment transactions and
  foreign currency transactions                        (5,077)     (2,542)
 Net unrealized appreciation (depreciation)
  of investments and translation of assets
  and liabilities in foreign currencies                (3,361)     (1,015)

 NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                                $  100,108    $ 30,120

Capital shares, $1.00 par value
 Authorized                                         Unlimited   Unlimited
 Outstanding                                           67,612       3,222

 NET ASSET VALUE PER SHARE                         $     1.48    $   9.35

See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities
June 30, 2000
(in thousands except per share data)
                                                     Babson       Babson
                                                  Money Market Money Market
                                                      Fund         Fund
                                                     Prime       Federal
                                                   Portfolio    Portfolio
ASSETS:
 Investments at cost                               $   38,623    $  9,185
 Investments at value                              $   38,623    $  9,185
 Cash denominated in foreign
  currencies (cost $1,148)                                  -           -
 Cash                                                     129          82

 Receivables:
  Investments sold                                          -           -
  Dividends                                                 -           -
  Interest                                                  -           -
  Fund shares sold                                          1           -
  Foreign tax                                               -           -
  Other                                                     -           -
 Prepaid registration fees                                 26          12
     Total assets                                      38,779       9,279

 LIABILITIES AND NET ASSETS:
 Cash overdraft                                             -           -
 Payables:
  Management fees                                          28           6
  Registration fees                                         -           -
  Dividends                                               181          40
  Investments purchased                                     -           -
  Fund share redemptions                                    -           -
  Foreign tax withholding                                   -           -
  Other                                                     -           -
     Total liabilities                                    209          46

 NET ASSETS                                        $   38,570    $  9,233

 NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)       $   38,578    $  9,233
 Accumulated undistributed net investment income            -           -
 Accumulated undistributed net realized gain (loss)
  from investment transactions and
  foreign currency transactions                            (8)          -
 Net unrealized appreciation (depreciation)
  of investments and translation of assets
  and liabilities in foreign currencies                     -           -

 NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                                $   38,570    $  9,233

Capital shares, $1.00 par value
 Authorized                                         1,000,000    1,000,000
 Outstanding                                           38,576       9,231

 NET ASSET VALUE PER SHARE                         $     1.00    $   1.00
See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities
June 30, 2000
(in thousands except per share data)
                                                     Babson       Babson
                                                    Tax-Free     Tax-Free
                                                  Income Fund  Income Fund
                                                  Portfolio L  Portfolio S
ASSETS:
 Investments at cost                               $   23,865    $ 14,883
 Investments at value                              $   23,893    $ 14,821
 Cash denominated in foreign
  currencies (cost $1,148)                                  -           -
 Cash                                                       -          56

 Receivables:
  Investments sold                                          -           -
  Dividends                                                 -           -
  Interest                                                397         228
  Fund shares sold                                          -           -
  Foreign tax                                               -           -
  Other                                                     -           -
 Prepaid registration fees                                  -           -
     Total assets                                      24,290      15,105

 LIABILITIES AND NET ASSETS:
 Cash overdraft                                            19           -
 Payables:
  Management fees                                          18          12
  Registration fees                                         -           1
  Dividends                                                87          47
  Investments purchased                                     -           -
  Fund share redemptions                                    -           -
  Foreign tax withholding                                   -           -
  Other                                                     -           -
     Total liabilities                                    124          60

 NET ASSETS                                        $   24,166    $ 15,045

 NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)       $   24,038    $ 15,296
 Accumulated undistributed net investment income            -           -
 Accumulated undistributed net realized gain (loss)
  from investment transactions and
  foreign currency transactions                           100        (189)
 Net unrealized appreciation (depreciation)
  of investments and translation of assets
  and liabilities in foreign currencies                    28         (62)

 NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                                $   24,166    $ 15,045

Capital shares, $1.00 par value
 Authorized                                            50,000      50,000
 Outstanding                                            2,805       1,453

 NET ASSET VALUE PER SHARE                         $     8.62    $  10.35

See accompanying Notes to Financial Statements.


Statements of Assets and Liabilities
June 30, 2000
(in thousands except per share data)
                                                     Babson
                                                    Tax-Free
                                                  Income Fund
                                                  Portfolio MM
ASSETS:
 Investments at cost                               $    5,825
 Investments at value                              $    5,825
 Cash denominated in foreign
  currencies (cost $1,148)                                  -
 Cash                                                       -

 Receivables:
  Investments sold                                        200
  Dividends                                                 -
  Interest                                                 42
  Fund shares sold                                          -
  Foreign tax                                               -
  Other                                                     -
 Prepaid registration fees                                  -
     Total assets                                       6,067

 LIABILITIES AND NET ASSETS:
 Cash overdraft                                             7
 Payables:
  Management fees                                           3
  Registration fees                                         2
  Dividends                                                19
  Investments purchased                                     -
  Fund share redemptions                                    -
  Foreign tax withholding                                   -
  Other                                                     -
     Total liabilities                                     31

 NET ASSETS                                        $    6,036

 NET ASSETS CONSIST OF:
 Capital (capital stock and paid-in capital)       $    6,039
 Accumulated undistributed net investment income            -
 Accumulated undistributed net realized gain (loss)
  from investment transactions and
  foreign currency transactions                            (3)
 Net unrealized appreciation (depreciation)
  of investments and translation of assets
  and liabilities in foreign currencies                     -

 NET ASSETS APPLICABLE TO
 OUTSTANDING SHARES                                $    6,036

Capital shares, $1.00 par value
 Authorized                                           100,000
 Outstanding                                            6,033

 NET ASSET VALUE PER SHARE                         $     1.00

See accompanying Notes to Financial Statements.


Statements of Operations
For The Year Ended June 30, 2000
(in thousands)
                                                     Babson       Babson
                                                   Enterprise   Enterprise
                                                      Fund       Fund II
INVESTMENT INCOME:
  Dividends                                        $    1,464    $    809
  Interest                                                134          37
  Foreign tax withheld                                     (5)          -
                                                        1,593         846

 EXPENSES:
  Management fees                                       1,392         775
  Registration fees                                        21          19
  Custody and pricing service fees                          -           -
     Total expenses before voluntary reduction
     of management fees                                 1,413         794
     Less: voluntary reduction of management fees           -           -
   Net expenses                                         1,413         794
   Net investment income (loss)                           180          52

 NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from:
   Investment transactions                              6,096       4,848
   Foreign currency transactions                            -           -
  Net unrealized appreciation (depreciation)
   during the period on:
   Investments                                         (6,709)     (3,212)
   Translation of assets and liabilities
     in foreign currencies                                  -           -
   Net gain (loss) on investments
     and foreign currency                                (613)      1,636
   Net increase (decrease) in net assets
     resulting from operations                     $     (433)   $  1,688

See accompanying Notes to Financial Statements.


Statements of Operations
For The Year Ended June 30, 2000
(in thousands)
                                                     Babson
                                                     Growth       Shadow
                                                      Fund      Stock Fund
INVESTMENT INCOME:
  Dividends                                        $    2,364    $    628
  Interest                                                608         103
  Foreign tax withheld                                     (7)         (1)
                                                        2,965         730

EXPENSES:
  Management fees                                       3,815         423
  Registration fees                                        41          29
  Custody and pricing service fees                          -           -
     Total expenses before voluntary reduction
     of management fees                                 3,856         452
     Less: voluntary reduction of management fees           -           -
   Net expenses                                         3,856         452
   Net investment income (loss)                          (891)        278

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from:
   Investment transactions                            120,434       6,855
   Foreign currency transactions                            -           -
  Net unrealized appreciation (depreciation)
   during the period on:
   Investments                                        (26,343)     (3,545)
   Translation of assets and liabilities
     in foreign currencies                                  -           -
   Net gain (loss) on investments
     and foreign currency                              94,091       3,310
   Net increase (decrease) in net assets
     resulting from operations                     $   93,200    $  3,588

See accompanying Notes to Financial Statements.


Statements of Operations
For The Year Ended June 30, 2000
(in thousands)
                                                     Babson
                                                     Value
                                                      Fund
INVESTMENT INCOME:
  Dividends                                        $   27,193
  Interest                                              1,017
  Foreign tax withheld                                   (228)
                                                       27,982

EXPENSES:
  Management fees                                       7,928
  Registration fees                                        59
  Custody and pricing service fees                          -
     Total expenses before voluntary reduction
     of management fees                                 7,987
     Less: voluntary reduction of management fees           -
   Net expenses                                         7,987
   Net investment income (loss)                        19,995

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from:
   Investment transactions                            101,306
   Foreign currency transactions                            -
  Net unrealized appreciation (depreciation)
   during the period on:
   Investments                                       (302,610)
   Translation of assets and liabilities
     in foreign currencies                                  -
   Net gain (loss) on investments
     and foreign currency                            (201,304)
   Net increase (decrease) in net assets
     resulting from operations                     $ (181,309)

See accompanying Notes to Financial Statements.


Statements of Operations
For The Year Ended June 30, 2000
(in thousands)
                                                    Babson-
                                                 Stewart Ivory
                                               International Fund
INVESTMENT INCOME:
  Dividends                                        $    1,113
  Interest                                                 75
  Foreign tax withheld                                   (149)
                                                        1,039

EXPENSES:
  Management fees                                         838
  Registration fees                                        27
  Custody and pricing service fees                        230
     Total expenses before voluntary reduction
     of management fees                                 1,095
     Less: voluntary reduction of management fees           -
   Net expenses                                         1,095
   Net investment income (loss)                           (56)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from:
   Investment transactions                             16,361
   Foreign currency transactions                       (1,050)
  Net unrealized appreciation (depreciation)
   during the period on:
   Investments                                          4,000
   Translation of assets and liabilities
     in foreign currencies                                 (7)
   Net gain (loss) on investments
     and foreign currency                              19,304
   Net increase (decrease) in net assets
     resulting from operations                     $   19,248

See accompanying Notes to Financial Statements.


Statements of Operations
For The Year Ended June 30, 2000
(in thousands)
                                                     Babson       Babson
                                                   Bond Trust   Bond Trust
                                                  Portfolio L  Portfolio S
INVESTMENT INCOME:
  Dividends                                        $        -    $      -
  Interest                                              7,766       2,263
  Foreign tax withheld                                      -           -
                                                        7,766       2,263

EXPENSES:
  Management fees                                       1,039         317
  Registration fees                                        27           9
  Custody and pricing service fees                          -           -
     Total expenses before voluntary reduction
     of management fees                                 1,066         326
     Less: voluntary reduction of management fees           -        (100)
   Net expenses                                         1,066         226
   Net investment income (loss)                         6,700       2,037

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from:
   Investment transactions                             (1,769)       (554)
   Foreign currency transactions                            -           -
  Net unrealized appreciation (depreciation)
   during the period on:
   Investments                                         (1,256)       (375)
   Translation of assets and liabilities
     in foreign currencies                                  -           -
   Net gain (loss) on investments
     and foreign currency                              (3,025)       (929)
   Net increase (decrease) in net assets
     resulting from operations                     $    3,675    $  1,108

See accompanying Notes to Financial Statements.


Statements of Operations
For The Year Ended June 30, 2000
(in thousands)
                                                     Babson       Babson
                                                  Money Market Money Market
                                                      Fund         Fund
                                                     Prime       Federal
                                                   Portfolio    Portfolio
INVESTMENT INCOME:
  Dividends                                        $        -    $      -
  Interest                                              2,305         580
  Foreign tax withheld                                      -           -
                                                        2,305         580

EXPENSES:
  Management fees                                         342          89
  Registration fees                                        13           4
  Custody and pricing service fees                          -           -
     Total expenses before voluntary reduction
     of management fees                                   355          93
     Less: voluntary reduction of management fees           -           -
   Net expenses                                           355          93
   Net investment income (loss)                         1,950         487

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from:
   Investment transactions                                 (1)          -
   Foreign currency transactions                            -           -
  Net unrealized appreciation (depreciation)
   during the period on:
   Investments                                              -           -
   Translation of assets and liabilities
     in foreign currencies                                  -           -
   Net gain (loss) on investments
     and foreign currency                                  (1)          -
   Net increase (decrease) in net assets
     resulting from operations                     $    1,949    $    487

See accompanying Notes to Financial Statements.


Statements of Operations
For The Year Ended June 30, 2000
(in thousands)
                                                     Babson       Babson
                                                    Tax-Free     Tax-Free
                                                  Income Fund  Income Fund
                                                  Portfolio L  Portfolio S
INVESTMENT INCOME:
  Dividends                                        $        -    $      -
  Interest                                              1,357         816
  Foreign tax withheld                                      -           -
                                                        1,357         816

EXPENSES:
  Management fees                                         233         161
  Registration fees                                        15          12
  Custody and pricing service fees                          -           -
     Total expenses before voluntary reduction
     of management fees                                   248         173
     Less: voluntary reduction of management fees           -           -
   Net expenses                                           248         173
   Net investment income (loss)                         1,109         643

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from:
   Investment transactions                                173        (189)
   Foreign currency transactions                            -           -
  Net unrealized appreciation (depreciation)
   during the period on:
   Investments                                           (825)        (58)
   Translation of assets and liabilities
     in foreign currencies                                  -           -
   Net gain (loss) on investments
     and foreign currency                                (652)       (247)
   Net increase (decrease) in net assets
     resulting from operations                     $      457    $    396

See accompanying Notes to Financial Statements.


Statements of Operations
For The Year Ended June 30, 2000
(in thousands)
                                                     Babson
                                                    Tax-Free
                                                  Income Fund
                                                  Portfolio MM
INVESTMENT INCOME:
  Dividends                                        $        -
  Interest                                                308
  Foreign tax withheld                                      -
                                                          308

EXPENSES:
  Management fees                                          43
  Registration fees                                         8
  Custody and pricing service fees                          -
     Total expenses before voluntary reduction
     of management fees                                    51
     Less: voluntary reduction of management fees           -
   Net expenses                                            51
   Net investment income (loss)                           257

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from:
   Investment transactions                                 (3)
   Foreign currency transactions                            -
  Net unrealized appreciation (depreciation)
   during the period on:
   Investments                                              -
   Translation of assets and liabilities
     in foreign currencies                                  -
   Net gain (loss) on investments
     and foreign currency                                  (3)
   Net increase (decrease) in net assets
     resulting from operations                     $      254

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
For The Year(S) Ended June 30, Execpt As Indicated
(in thousands)
                                                    BABSON ENTERPRISE FUND
                                                 2000      1999(1)    1998(2)
OPERATIONS:
 Net investment income (loss)                $    180   $      287    $    602
 Net realized gain from investment
  and foreign currency transactions             6,096       11,805      28,111
 Net unrealized appreciation (depreciation)
  on investments and translation of assets
  and liabilities in foreign currencies during
  the period                                   (6,709)      (6,426)    (51,434)
   Net increase (decrease) in net assets
   resulting from operations                     (433)       5,666     (22,721)
 Net equalization included in the price
  of shares issued and redeemed                     -            -         (78)

 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                           (302)        (531)       (607)
 Net realized gain from
  investment transactions                      (9,490)     (26,217)    (24,566)
   Total distributions to shareholders         (9,792)     (26,748)    (25,173)

 CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                   11,541        3,937       7,033
 Reinvested distributions                       9,158       25,039      23,501
                                               20,699       28,976      30,534
 Shares repurchased                           (54,459)     (31,806)    (19,465)
   Net increase (decrease) from
     capital share transactions               (33,760)      (2,830)     11,069
     Net increase (decrease) in net assets    (43,985)     (23,912)    (36,903)

 NET ASSETS:
 Beginning of period                          155,379      179,291     216,194
 End of period                               $111,394   $  155,379    $179,291
 Accumulated undistributed net investment
  income (loss) at end of period             $    133   $      287    $    643

 Fund share transactions:
 Shares sold                                      900          287         389
 Reinvested distributions                         785        1,817       1,279
                                                1,685        2,104       1,668
 Shares repurchased                            (4,181)      (2,329)     (1,074)
   Net increase (decrease) in fund shares      (2,496)        (225)        594

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
For The Year(S) Ended June 30, EXCEPT AS INDICATED
(in thousands)

                                                  BABSON ENTERPRISE FUND II
                                                 2000      1999(1)    1998(2)
OPERATIONS:
 Net investment income (loss)                $     52   $       48    $    340
 Net realized gain from investment
  and foreign currency transactions             4,848        1,859       4,678
 Net unrealized appreciation (depreciation)
  on investments and translation of assets
  and liabilities in foreign currencies during
  the period                                   (3,212)       5,370     (10,623)
   Net increase (decrease) in net assets
   resulting from operations                    1,688        7,277      (5,605)
 Net equalization included in the price
  of shares issued and redeemed                     -            -          72

 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                            (51)        (174)       (154)
 Net realized gain from
  investment transactions                      (1,565)      (3,718)     (6,554)
   Total distributions to shareholders         (1,616)      (3,892)     (6,708)

 CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                   15,774       10,618      41,623
 Reinvested distributions                       1,540        3,737       6,442
                                               17,314       14,355      48,065
 Shares repurchased                           (34,937)     (23,385)    (34,570)
   Net increase (decrease) from
     capital share transactions               (17,623)      (9,030)     13,495
     Net increase (decrease) in net assets    (17,551)      (5,645)      1,254

 NET ASSETS:
 Beginning of period                           77,309       82,954      81,700
 End of period                               $ 59,758   $   77,309    $ 82,954
 Accumulated undistributed net investment
  income (loss) at end of period             $     49   $       48    $    480

 Fund share transactions:
 Shares sold                                      657          481       1,679
 Reinvested distributions                          67          174         265
                                                  724          655       1,944
 Shares repurchased                            (1,508)      (1,072)     (1,428)
   Net increase (decrease) in fund shares        (784)        (417)        516

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
For The Year(S) Ended June 30, EXCEPT AS INDICATED
(in thousands)
                                               BABSON GROWTH FUND
                                                2000        1999
OPERATIONS:
 Net investment income (loss)                $   (891)   $     407
 Net realized gain from investment
  and foreign currency transactions           120,434       78,657
 Net unrealized appreciation (depreciation)
  on investments and translation of assets
  and liabilities in foreign currencies during
  the period                                  (26,343)      (2,914)
   Net increase (decrease) in net assets
   resulting from operations                   93,200       76,150
 Net equalization included in the price
  of shares issued and redeemed                     -            -

 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                              -         (435)
 Net realized gain from
  investment transactions                     (71,496)     (89,064)
   Total distributions to shareholders        (71,496)     (89,499)

 CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                   39,862       68,166
 Reinvested distributions                      65,989       82,101
                                              105,851      150,267
 Shares repurchased                           (93,219)     (97,578)
   Net increase (decrease) from
     capital share transactions                12,632       52,689
     Net increase (decrease) in net assets     34,336       39,340

 NET ASSETS:
 Beginning of period                          490,341      451,001
 End of period                               $524,677   $  490,341
 Accumulated undistributed net investment
  income (loss) at end of period             $      -   $        -

 Fund share transactions:
 Shares sold                                    1,883        3,360
 Reinvested distributions                       3,228        4,205
                                                5,111        7,565
 Shares repurchased                            (4,478)      (4,770)
    Net increase (decrease) in fund shares        633        2,795

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
For The Year(S) Ended June 30, EXCEPT AS INDICATED
(in thousands)
                                                SHADOW STOCK FUND
                                                2000        1999
OPERATIONS:
 Net investment income (loss)                $    278   $      454
 Net realized gain from investment
  and foreign currency transactions             6,855        3,419
 Net unrealized appreciation (depreciation)
  on investments and translation of assets
  and liabilities in foreign currencies during
  the period                                   (3,545)      (4,111)
   Net increase (decrease) in net assets
   resulting from operations                    3,588         (238)
 Net equalization included in the price
  of shares issued and redeemed                     -            -

 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                           (239)        (283)
 Net realized gain from
  investment transactions                      (2,894)      (3,971)
   Total distributions to shareholders         (3,133)      (4,254)

 CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                   13,546       16,595
 Reinvested distributions                       2,856        3,827
                                               16,402       20,422
 Shares repurchased                           (21,690)     (17,176)
   Net increase (decrease) from
     capital share transactions                (5,288)       3,246
     Net increase (decrease) in net assets     (4,833)      (1,246)

 NET ASSETS:
 Beginning of period                           50,273       51,519
 End of period                               $ 45,440   $   50,273
 Accumulated undistributed net investment
  income (loss) at end of period             $    189   $      191

 Fund share transactions:
 Shares sold                                    1,125        1,433
 Reinvested distributions                         245          340
                                                1,370        1,773
 Shares repurchased                            (1,832)      (1,497)
   Net increase (decrease) in fund shares        (462)         276

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
For The Year(S) Ended June 30, EXCEPT AS INDICATED
(in thousands)
                                                      BABSON VALUE FUND
                                                2000      1999(1)    1998(2)
OPERATIONS:
 Net investment income (loss)                $ 19,995   $    7,964    $ 19,814
 Net realized gain from investment
  and foreign currency transactions           101,306       68,640      75,274
 Net unrealized appreciation (depreciation)
  on investments and translation of assets
  and liabilities in foreign currencies during
  the period                                 (302,610)      84,680     (55,316)
   Net increase (decrease) in net assets
   resulting from operations                 (181,309)     161,284      39,772
 Net equalization included in the price
  of shares issued and redeemed                     -            -       1,006

 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                        (15,955)     (11,954)    (17,864)
 Net realized gain from
  investment transactions                     (55,228)     (60,876)    (43,880)
   Total distributions to shareholders        (71,183)     (72,830)    (61,744)

 CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                  169,055      183,659     513,526
 Reinvested distributions                      64,186       59,332      49,896
                                              233,241      242,991     563,422
 Shares repurchased                          (696,210)    (581,111)   (468,037)
   Net increase (decrease) from
     capital share transactions              (462,969)    (338,120)     95,385
     Net increase (decrease) in net assets   (715,461)    (249,666)     74,419

 NET ASSETS:
 Beginning of period                        1,243,930    1,493,596   1,419,177
 End of period                             $  528,469   $1,243,930  $1,493,596
 Accumulated undistributed net investment
  income (loss) at end of period           $    3,531   $      450  $   17,971

 Fund share transactions:
 Shares sold                                    3,900        3,842      10,705
 Reinvested distributions                       1,558        1,320       1,109
                                                5,458        5,162      11,814
 Shares repurchased                           (16,043)     (12,441)    (10,053)
   Net increase (decrease) in fund shares     (10,585)      (7,279)      1,761

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
For The Year(S) Ended June 30, EXCEPT AS INDICATED
(in thousands)
                                              BABSON-STEWART IVORY
                                               INTERNATIONAL FUND
                                                2000        1999
OPERATIONS:
 Net investment income (loss)                $    (56)  $      220
 Net realized gain from investment
  and foreign currency transactions            15,311        9,117
 Net unrealized appreciation (depreciation)
  on investments and translation of assets
  and liabilities in foreign currencies during
  the period                                    3,993       (4,719)
   Net increase (decrease) in net assets
   resulting from operations                   19,248        4,618
 Net equalization included in the price
  of shares issued and redeemed                     -            -

 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                              -         (196)
 Net realized gain from
  investment transactions                      (1,142)      (4,016)
   Total distributions to shareholders         (1,142)      (4,212)

 CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                  147,627      141,384
 Reinvested distributions                         965        3,579
                                              148,592      144,963
 Shares repurchased                          (170,266)    (161,163)
   Net increase (decrease) from
     capital share transactions               (21,674)     (16,200)
     Net increase (decrease) in net assets     (3,568)     (15,794)


 NET ASSETS:
 Beginning of period                           88,610      104,404
 End of period                               $ 85,042   $   88,610
 Accumulated undistributed net investment
  income (loss) at end of period             $      -   $     (488)

 Fund share transactions:
 Shares sold                                    6,550        7,620
 Reinvested distributions                          42          194
                                                6,592        7,814
 Shares repurchased                            (7,536)      (8,579)
   Net increase (decrease) in fund shares        (944)        (765)

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
For The Year(S) Ended June 30, EXCEPT AS INDICATED
(in thousands)
                                             BABSON BOND TRUST - PORTFOLIO L
                                                2000      1999(1)    1998(2)
OPERATIONS:
 Net investment income                       $  6,700   $    4,188    $  7,650
 Net realized gain (loss) from
  investment transactions                      (1,769)          97       2,150
 Net unrealized appreciation (depreciation)
  on investments during the period             (1,256)      (5,777)        394
   Net increase (decrease) in net assets
   resulting from operations                    3,675       (1,492)     10,194

 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                         (6,699)      (4,188)     (7,650)
 Net realized gain from
  investment transactions                           -            -           -
   Total distributions to shareholders         (6,699)      (4,188)     (7,650)

 CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                   15,693       20,367      23,231
 Reinvested distributions                       5,585        2,940       6,273
                                               21,278       23,307      29,504
 Shares repurchased                           (38,210)     (25,749)    (36,335)
   Net increase (decrease) from
     capital share transactions               (16,932)      (2,442)     (6,831)
     Net increase (decrease) in net assets    (19,956)      (8,122)     (4,287)

 NET ASSETS:
 Beginning of period                          120,064      128,186     132,473
 End of period                               $100,108   $  120,064    $128,186
 Accumulated undistributed net investment
  income at end of period                    $      1   $        -    $    260

 Fund share transactions:
 Shares sold                                   10,244       12,849      14,688
 Reinvested distributions                       3,756        1,880       3,973
                                               14,424       14,729      18,661
 Shares repurchased                           (25,743)     (16,326)    (23,027)
   Net increase (decrease) in fund shares     (11,743)      (1,597)     (4,366)

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
For The Year(S) Ended June 30, EXCEPT AS INDICATED
(in thousands)
                                             BABSON BOND TRUST - PORTFOLIO S
                                                2000      1999(1)    1998(2)
OPERATIONS:
 Net investment income                       $  2,037   $    1,279    $  2,297
 Net realized gain (loss) from
  investment transactions                        (554)         156         337
 Net unrealized appreciation (depreciation)
  on investments during the period               (375)      (1,355)        155
   Net increase (decrease) in net assets
   resulting from operations                    1,108           80       2,789

 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                         (2,037)      (1,279)     (2,297)
 Net realized gain from
  investment transactions                           -            -           -
   Total distributions to shareholders         (2,037)      (1,279)     (2,297)

 CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                    2,623        6,269       6,842
 Reinvested distributions                       1,786          943       2,008
                                                4,409        7,212       8,850
 Shares repurchased                           (10,454)      (7,377)    (11,448)
   Net increase (decrease) from
     capital share transactions                (6,045)        (165)     (2,598)
     Net increase (decrease) in net assets     (6,974)      (1,364)     (2,106)

 NET ASSETS:
 Beginning of period                           37,094       38,458      40,564
 End of period                               $ 30,120   $   37,094    $ 38,458
 Accumulated undistributed net investment
  income at end of period                    $      -   $        -    $      -

 Fund share transactions:
 Shares sold                                      279          638         692
 Reinvested distributions                         190           96         203
                                                  469          734         895
 Shares repurchased                            (1,111)        (751)     (1,161)
   Net increase (decrease) in fund shares        (642)         (17)       (266)

(1) For the seven month period ended June 30, 1999.
(2) For the fiscal year ended November 30, 1998.

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
For The Year(S) Ended June 30, EXCEPT AS INDICATED
(in thousands)
                                            BABSON MONEY MARKET FUND
                                                PRIME PORTFOLIO
                                                2000        1999
OPERATIONS:
 Net investment income                       $  1,950   $    1,670
 Net realized gain (loss) from
  investment transactions                          (1)           -
 Net unrealized appreciation (depreciation)
  on investments during the period                  -            -
   Net increase (decrease) in net assets
   resulting from operations                    1,949        1,670
 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                         (1,950)      (1,670)
 Net realized gain from
  investment transactions                           -            -
   Total distributions to shareholders         (1,950)      (1,670)

 CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                   44,146       41,648
 Reinvested distributions                       1,810        1,563
                                               45,956       43,211
 Shares repurchased                           (46,461)     (40,853)
   Net increase (decrease) from
     capital share transactions                  (505)       2,358
     Net increase (decrease) in net assets       (505)       2,358

 NET ASSETS:
 Beginning of period                           39,076       36,718
 End of period                               $ 38,570   $   39,076
 Accumulated undistributed net investment
  income at end of period                    $      -   $        -

 Fund share transactions:
 Shares sold                                   44,146       41,657
 Reinvested distributions                       1,810        1,563
                                               45,956       43,220
 Shares repurchased                           (46,461)     (40,843)
   Net increase (decrease) in fund shares        (505)       2,377

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
For The Year(S) Ended June 30, EXCEPT AS INDICATED
(in thousands)
                                            BABSON MONEY MARKET FUND
                                               FEDERAL PORTFOLIO
                                                2000        1999
OPERATIONS:
 Net investment income                       $    487   $      588
 Net realized gain (loss) from
  investment transactions                           -            -
 Net unrealized appreciation (depreciation)
  on investments during the period                  -            -
   Net increase (decrease) in net assets
   resulting from operations                      487          588

 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                           (487)        (588)
 Net realized gain from
  investment transactions                           -            -
   Total distributions to shareholders           (487)        (588)

 CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                    5,120       13,595
 Reinvested distributions                         465          566
                                                5,585       14,161
 Shares repurchased                            (9,805)     (13,014)
   Net increase (decrease) from
     capital share transactions                (4,220)       1,147
     Net increase (decrease) in net assets     (4,220)       1,147

 NET ASSETS:
 Beginning of period                           13,453       12,306
 End of period                               $  9,233   $   13,453
 Accumulated undistributed net investment
  income at end of period                    $      -   $        -

 Fund share transactions:
 Shares sold                                    5,120       13,594
 Reinvested distributions                         465          566
                                                5,585       14,160
 Shares repurchased                            (9,805)     (12,997)
   Net increase (decrease) in fund shares      (4,220)       1,163

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
For The Year(S) Ended June 30, EXCEPT AS INDICATED
(in thousands)
                                           BABSON TAX-FREE INCOME FUND
                                                   PORTFOLIO L
                                                2000        1999
OPERATIONS:
 Net investment income                       $  1,109   $    1,166
 Net realized gain (loss) from
  investment transactions                         173          157
 Net unrealized appreciation (depreciation)
  on investments during the period               (825)        (827)
   Net increase (decrease) in net assets
   resulting from operations                      457          496

 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                         (1,109)      (1,166)
 Net realized gain from
  investment transactions                        (229)        (221)
   Total distributions to shareholders         (1,338)      (1,387)

 CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                    2,837        1,283
 Reinvested distributions                         783          757
                                                3,620        2,040
 Shares repurchased                            (4,475)      (2,541)
   Net increase (decrease) from
     capital share transactions                  (855)        (501)
     Net increase (decrease) in net assets     (1,736)      (1,392)

 NET ASSETS:
 Beginning of period                           25,902       27,294
 End of period                               $ 24,166   $   25,902
 Accumulated undistributed net investment
  income at end of period                    $      -   $        -

 Fund share transactions:
 Shares sold                                      330          131
 Reinvested distributions                          91           83
                                                  421          214
 Shares repurchased                              (522)        (269)
   Net increase (decrease) in fund shares        (101)         (55)

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
For The Year(S) Ended June 30, EXCEPT AS INDICATED
(in thousands)
                                           BABSON TAX-FREE INCOME FUND
                                                  PORTFOLIO S
                                                2000        1999
OPERATIONS:
 Net investment income                       $    643   $      790
 Net realized gain (loss) from
  investment transactions                        (189)         107
 Net unrealized appreciation (depreciation)
  on investments during the period                (58)        (472)
   Net increase (decrease) in net assets
   resulting from operations                      396          425

 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                           (643)        (790)
 Net realized gain from
  investment transactions                        (100)         (51)
   Total distributions to shareholders           (743)        (841)

 CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                      806          737
 Reinvested distributions                         517          574
                                                1,323        1,311
 Shares repurchased                            (4,881)      (3,290)
   Net increase (decrease) from
     capital share transactions                (3,558)      (1,979)
     Net increase (decrease) in net assets     (3,905)      (2,395)

 NET ASSETS:
 Beginning of period                           18,950       21,345
 End of period                               $ 15,045   $   18,950
 Accumulated undistributed net investment
  income at end of period                    $      -   $        1

 Fund share transactions:
 Shares sold                                       78           65
 Reinvested distributions                          49           53
                                                  127          118
 Shares repurchased                              (469)        (302)
   Net increase (decrease) in fund shares        (342)        (184)

See accompanying Notes to Financial Statements.


Statements of Changes in Net Assets
For The Year(S) Ended June 30, EXCEPT AS INDICATED
(in thousands)
                                           BABSON TAX-FREE INCOME FUND
                                                  PORTFOLIO MM
                                                2000        1999
OPERATIONS:
 Net investment income                       $    257   $        310
 Net realized gain (loss) from
  investment transactions                          (3)             -
 Net unrealized appreciation (depreciation)
  on investments during the period                  -              -
   Net increase (decrease) in net assets
   resulting from operations                      254            310

 DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income                           (257)          (310)
 Net realized gain from
  investment transactions                           -              -
   Total distributions to shareholders           (257)          (310)

 CAPITAL SHARE TRANSACTIONS:*
 Shares sold                                    4,444         10,230
 Reinvested distributions                         231            277
                                                4,675         10,507
 Shares repurchased                            (9,129)       (10,283)
   Net increase (decrease) from
     capital share transactions                (4,454)           224
     Net increase (decrease) in net assets     (4,457)           224

 NET ASSETS:
 Beginning of period                           10,493         10,269
 End of period                               $  6,036     $   10,493
 Accumulated undistributed net investment
  income at end of period                    $      -     $        -

 Fund share transactions:
 Shares sold                                    4,444         10,230
 Reinvested distributions                         231            277
                                                4,675         10,507
 Shares repurchased                            (9,129)       (10,283)
   Net increase (decrease) in fund shares      (4,454)           224

See accompanying Notes to Financial Statements.


Notes to Financial Statements
1. SIGNIFICANT ACCOUNTING POLICIES:

The Babson Enterprise Fund, Babson Enterprise Fund II, David L. Babson Growth Fund, Shadow Stock Fund, Babson Value Fund, Babson-Stewart Ivory International Fund, D.L. Babson Bond Trust, D.L. Babson Money Market Fund and D.L. Babson Tax-Free Income Fund (collectively referred to herein as the "Funds") are registered under the Investment Company Act of 1940, as amended, as no-load open-end, diversified management investment companies. The D.L. Babson Bond Trust (comprising of Portfolio L and S), D.L. Babson Money Market Fund (comprising of Prime and Federal Portfolios) and
D.L. Babson Tax-Free Income Fund (comprising of Portfolio L, S and MM) are of a series type. The Funds are required to account for the assets of each Series separately and to allocate general liabilities of a Fund to each Series based upon the net asset value of each Series. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A. Investment Valuation - Securities are valued at the latest sales price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the mean between the last reported bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates in London last quoted by a major bank. If such quotations are not available as of 4:00 P.M. (Eastern Time), the rate of exchange will be determined in good faith by the Board of Directors.

B. Investment Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes accretion of market discounts. Premiums on debt securities are not amortized, except for D.L. Babson Tax-Free Income Fund which amortizes premiums. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

C. Foreign Currency Translation - All assets and liabilities expressed in foreign currencies are converted into U.S. dollars based on exchange rates last quoted by a major bank in London at the end of the period. The cost of portfolio securities is translated at the rates of exchange prevailing when acquired. Dividend income is translated at the rate of exchange on the ex-dividend date. The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain
(loss) on investments in the Statement of Operations.

D. Forward Foreign Currency Contracts - The Babson-Stewart Ivory International Fund may enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. These contracts may also be used to hedge the U.S. dollar value of securities owned which are denominated in foreign currencies.

Forward foreign currency contracts are valued each day at the close of the New York Stock Exchange at the forward rate, and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks (limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. There were no outstanding forward foreign currency contracts at June 30, 2000.

E. Federal and State Taxes - The Funds complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required. At June 30, 2000, the D.L. Babson Money Market Prime Portfolio, D.L. Babson Bond Trust Portfolio L, D.L. Babson Bond Trust Portfolio S and D.L. Babson Tax-Free Income Portfolio MM had accumulated net realized losses on sales of investments for federal income tax purposes of $7,943 (expiring $56 in 2001, $81 in 2002, $6,722 in 2003, $306 in 2005, $136 in 2006 and $642 in
2008), $3,412,471 (expiring $970,985 in 2002, $423,327 in 2003, $1,367,653 in 2004, $545,666 in 2005 and $104,840 in 2008) $2,103,711 (expiring
$579,476 in 2002, $388,485 in 2003, $577,562 in 2004, $442,862 in 2005 and
$115,326 in 2008) and $2,642 which expires in 2008, respectively, which are available to offset future taxable gains.

For corporate shareholders, the following percentages of ordinary income distributions qualify for the corporate dividends received deduction:

FUND                                PERCENTAGE

Enterprise                               89%
Enterprise II                           100%
Growth                                   16%
Shadow Stock                            100%
Value                                   100%
Stewart Ivory International               1%

The following percentages of ordinary income distributions are exempt-interest dividends for federal income tax purposes:

FUND                                PERCENTAGE

Tax-Free Income - Portfolio L           100%
Tax-Free Income - Portfolio S           100%
Tax-Free Income - Portfolio MM          100%

For federal income tax purposes, the Funds designate capital gain dividends as follows:

FUND
Enterprise                             $ 11,139,677
Enterprise II                             3,098,269
Growth                                   72,088,428
Shadow Stock                              4,841,821
Value                                   102,851,458
Stewart Ivory International               9,500,000
Bond - Portfolio L                                -
Bond - Portfolio S                                -
Money Market - Prime                              -
Money Market - Federal                            -
Tax-Free Income - Portfolio L               227,695
Tax-Free Income - Portfolio S               100,115
Tax-Free Income - Portfolio MM                    -

F. Equalization - Prior to December 1, 1998, the Babson Enterprise Fund, Babson Enterprise Fund II, David L. Babson Growth Fund, Shadow Stock Fund and Babson Value Fund used equalization accounting, by which a portion of the proceeds from sales and costs of redemption of fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by the sales or redemption of fund shares. As of December 1, 1998, these Funds discontinued using equalization for financial reporting purposes. This change has no effect on the Funds' net assets, net asset value per share or distributions to shareholders. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in-capital as of December 1, 1998 for the Babson Enterprise Fund, Babson Enterprise Fund II, David L. Babson Growth Fund, Shadow Stock Fund, Babson Value Fund by $111,919, $306,310, $4,345, $331 and $13,531,896,
respectively.

G. Distributions to Shareholders - Distributions to shareholders are recorded on ex-dividend date. Distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. These differences are primarily due to losses deferred due to wash sales, post-October loss deferrals, foreign currency transactions and the use of equalization for income tax purposes and losses deferred.

H. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. MANAGEMENT FEES:

Management fees are paid to Jones & Babson, Inc. in accordance with the advisory agreement with the Funds. Management fees are paid for services which include administration, and all other operating expenses of each Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on each Fund and its shares and the cost of qualifying a Fund's shares for sale in any jurisdiction. Certain officers and/or directors of the Funds are also officers and/or directors of Jones & Babson, Inc. Each of the Funds was subject to the following management fees:

                      AVERAGE DAILY NET     ANNUAL RATE
FUND                   ASSETS OF FUND       PERCENTAGE
Enterprise and       Up to $30 million         1.5%
Enterprise II         Over $30 million         1.0%

Shadow Stock                                   1.0%

Growth               Up to $250 million        .85%
                      Over $250 million        .70%

Value, Tax-Free Income
(Portfolio L and S), Bond
Trust (Portfolio L and S)
and Stewart Ivory
International                                  .95%

Money Market
(Portfolio Prime and Federal)                  .85%

Tax-Free Income
(Portfolio MM)                                 .50%

During the period from December 1, 1991 to March 31, 2001, fees for Bond Trust (Portfolio S) have been voluntarily reduced to an annual rate of .65% of average daily net assets of the portfolio.

3. INVESTMENT TRANSACTIONS:
Investment transactions for the year ended June 30, 2000 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

Babson Enterprise Fund:
Purchases                               $ 39,391,943
Proceeds from sales                       76,473,050

Babson Enterprise Fund II:
Purchases                               $ 14,024,069
Proceeds from sales                       36,900,565

Babson Growth Fund:
Purchases                               $306,011,905
Proceeds from sales                      384,469,770

Shadow Stock Fund:
Purchases                               $  7,325,350
Proceeds from sales                       19,229,663

Babson Value Fund:
Purchases                               $146,667,975
Proceeds from sales                      650,686,485

Babson-Stewart Ivory International Fund:
Purchases                               $ 39,844,729
Proceeds from sales                       58,213,986

Babson Bond Trust - Portfolio L:
Purchases                               $ 28,291,256
Proceeds from sales                       36,709,128

Babson Bond Trust - Portfolio S:
Purchases                               $ 11,577,281
Proceeds from sales                       15,032,312

Babson Money Market Fund - Prime Portfolio:
Purchases                               $      -
Proceeds from sales                            -

Babson Money Market Fund - Federal Portfolio:
Purchases                               $      -
Proceeds from sales                            -

Babson Tax-Free Income Fund - Portfolio L:
Purchases                               $ 11,595,205
Proceeds from sales                       13,659,880

Babson Tax-Free Income Fund - Portfolio S:
Purchases                               $  4,388,618
Proceeds from sales                        9,470,837

Babson Tax-Free Income Fund - Portfolio MM:
Purchases                               $      -
Proceeds from sales                            -

4. LINE OF CREDIT:

Babson Enterprise Fund, Babson Enterprise Fund II, Babson Growth Fund, Shadow Stock Fund, Babson Value Fund and Babson-Stewart Ivory International Fund share in a $45 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Any related commitment fees are paid by Jones & Babson, Inc. There were no borrowings under the line of credit for the year ended June 30, 2000.


Financial Highlights
Babson Enterprise Fund

Condensed data for a share of capital stock outstanding throughout each period.

                                                  Seven
                                           Year   Months
                                           Ended   Ended
                                         June 30, June 30,  Years Ended November 30,
                                           2000    1999     1998   1997    1996    1995
Net asset value, beginning of period      $14.72  $16.63  $21.22  $18.51  $17.35  $16.64

 Income from investment operations:
  Net investment income                      .03     .03     .04     .06     .06     .10
  Net gains (losses) on securities
   (both realized and unrealized)            .18     .58   (2.15)   5.31    3.06    2.34
Total from investment operations             .21     .61   (2.11)   5.37    3.12    2.44

 Less distributions:
  Dividends from net investment income      (.04)   (.05)   (.06)      -    (.12)   (.04)
  Distributions from capital gains         (1.07)  (2.47)  (2.42)  (2.66)  (1.84)  (1.69)
  Total distributions                      (1.11)  (2.52)  (2.48)  (2.66)  (1.96)  (1.73)
Net asset value, end of period            $13.82  $14.72  $16.63  $21.22  $18.51  $17.35
Total return*                               2.84%   4.70% (11.05%) 33.49%  20.17%  16.42%

Ratios/Supplemental Data
Net assets, end of period (in millions)   $  111  $  155  $  179  $  216  $  202  $  202
Ratio of expenses to average net assets**   1.14%   1.11%   1.09%   1.08%   1.08%   1.09%
Ratio of net investment income
 to average net assets**                     .15%    .32%    .29%    .30%    .35%    .67%
Portfolio turnover rate                       32%     12%     22%     22%     24%     13%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights
Babson Enterprise Fund II

Condensed data for a share of capital stock outstanding throughout each period.

                                                  Seven
                                           Year   Months
                                           Ended  Ended
                                         June 30, June 30,  Years Ended November 30,
                                           2000   1999      1998   1997    1996    1995
Net asset value, beginning of period      $24.48  $23.20  $26.70  $22.75  $19.19  $16.22

 Income from investment operations:
  Net investment income                      .02     .03     .10     .08     .11     .05
    Net gains (losses) on securities
   (both realized and unrealized)           1.30    2.37   (1.50)   6.97    4.45    3.03
  Total from investment operations          1.32    2.40   (1.40)   7.05    4.56    3.08

  Less distributions:
  Dividends from net investment income      (.02)   (.05)   (.05)   (.11)   (.05)   (.02)
  Distributions from capital gains          (.60)  (1.07)  (2.05)  (2.99)   (.95)   (.09)
  Total distributions                       (.62)  (1.12)  (2.10)  (3.10)  (1.00)   (.11)
Net asset value, end of period            $25.18  $24.48  $23.20  $26.70  $22.75  $19.19
Total return*                               5.63%  11.03%  (5.61%) 35.29%  25.04%  19.11%

Ratios/Supplemental Data
Net assets, end of period (in millions)      $60     $77     $83     $82     $46     $40
Ratio of expenses to average net assets**   1.27%   1.23%   1.22%   1.28%   1.38%   1.45%
Ratio of net investment income
 to average net assets**                     .08%    .11%    .40%    .27%    .55%    .30%
Portfolio turnover rate                       23%     14%     25%     25%     30%     15%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights
Babson Growth Fund

Condensed data for a share of capital stock outstanding throughout each period.

                                                 Years Ended June 30,
                                           2000    1999    1998    1997    1996
Net asset value, beginning of year        $20.01  $20.77  $17.80  $14.42  $13.43

 Income from investment operations:
  Net investment income (loss)              (.04)    .02     .06     .09     .12
  Net gains (losses) on securities
   (both realized and unrealized)           4.00    3.25    4.41    4.16    2.91
 Total from investment operations           3.96    3.27    4.47    4.25    3.03

 Less distributions:
  Dividends from net investment income         -    (.02)   (.06)   (.09)   (.13)
    Distributions from capital gains       (3.10)  (4.01)  (1.44)   (.78)  (1.91)
  Total distributions                      (3.10)  (4.03)  (1.50)   (.87)  (2.04)
Net asset value, end of year              $20.87  $20.01  $20.77  $17.80  $14.42
Total return                               20.69%  17.04%  26.73%  30.10%  22.99%

Ratios/Supplemental Data
Net assets, end of year (in millions)       $525    $490    $451    $365    $280
Ratio of expenses to average net assets      .79%    .79%    .80%    .83%    .85%
Ratio of net investment income (loss)
 to average net assets                      (.18%)   .09%    .30%    .61%    .82%
Portfolio turnover rate                       62%     39%     35%     20%     33%

See accompanying Notes to Financial Statements.


Financial Highlights
Shadow Stock Fund

Condensed data for a share of capital stock outstanding throughout each period.

                                                 Years Ended June 30,
                                           2000    1999    1998    1997    1996
Net asset value, beginning of year        $12.06  $13.24  $12.57  $11.31  $10.55

 Income from investment operations:
  Net investment income                      .09     .11     .08     .12     .09
  Net gains (losses) on securities
   (both realized and unrealized)           1.04    (.24)   2.54    2.44    1.67
 Total from investment operations           1.13    (.13)   2.62    2.56    1.76

 Less distributions:
  Dividends from net investment income      (.07)   (.07)   (.10)   (.09)   (.10)
  Distributions from capital gains          (.86)   (.98)  (1.85)  (1.21)   (.90)
 Total distributions                        (.93)  (1.05)  (1.95)  (1.30)  (1.00)
Net asset value, end of year              $12.26  $12.06  $13.24  $12.57  $11.31
Total return                                9.91%  (.25%)  21.98%  23.63%  17.13%

Ratios/Supplemental Data
Net assets, end of year (in millions)        $45    $50      $52     $41     $39
Ratio of expenses to average net assets     1.07%  1.10%    1.16%   1.13%   1.14%
Ratio of net investment income
 to average net assets                      .66%    .97%     .56%   1.00%    .79%
Portfolio turnover rate                      18%     21%      43%      0%     25%

See accompanying Notes to Financial Statements.


Financial Highlights
Babson Value Fund

Condensed data for a share of capital stock outstanding throughout each period.

                                                  Seven
                                           Year   Months
                                           Ended  Ended
                                         June 30, June 30,  Years Ended November 30,
                                           2000   1999      1998   1997    1996    1995
Net asset value, beginning of period      $51.36  $47.42  $47.73  $38.65  $31.78  $25.19

 Income from investment operations:
  Net investment income                     1.27     .45     .62     .51     .55     .59
  Net gains (losses) on securities
   (both realized and unrealized)          (9.35)   5.90    1.09    9.65    7.20    7.20
 Total from investment operations          (8.08)   6.35    1.71   10.16    7.75    7.79

 Less distributions:
  Dividends from net investment income      (.96)   (.44)   (.56)   (.47)   (.53)   (.60)
  Distributions from capital gains         (3.56)  (1.97)  (1.46)   (.61)   (.35)   (.60)
 Total distributions                       (4.52)  (2.41)  (2.02)  (1.08)   (.88)  (1.20)
Net asset value, end of period            $38.76  $51.36  $47.42  $47.73  $38.65  $31.78
Total return*                             (15.93%) 14.14%   3.85%  26.89%  24.91%  32.07%

Ratios/Supplemental Data
Net assets, end of period (in millions)   $  528  $1,244  $1,494  $1,419  $  764  $  293
Ratio of expenses to average net assets**    .96%    .96%    .98%    .97%    .96%    .98%
Ratio of net investment income
 to average net assets**                    2.41%   1.05%   1.28%   1.22%   1.63%   2.12%
Portfolio turnover rate                       18%     13%     42%     17%     11%      6%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights
Babson-Stewart Ivory International Fund

Condensed data for a share of capital stock outstanding throughout each period.

                                                 Years Ended June 30,
                                           2000    1999    1998    1997    1996
Net asset value, beginning of year        $19.48  $19.65  $19.53  $18.04  $15.96

 Income from investment operations:
  Net investment income (loss)              (.04)    .03     .08     .07     .07
  Net gains (losses) on securities
   (both realized and unrealized)           4.45     .66    1.07    1.70    2.85
  Total from investment operations          4.41     .69    1.15    1.77    2.92

 Less distributions:
  Dividends from net investment income         -    (.04)   (.07)   (.05)   (.08)
  Distributions from capital gains          (.30)   (.82)   (.96)   (.23)   (.65)
  Distributions in excess of
   realized capital gains                      -       -       -       -    (.11)
 Total distributions                        (.30)   (.86)  (1.03)   (.28)   (.84)
Net asset value, end of year              $23.59  $19.48  $19.65  $19.53  $18.04
Total return                               22.64%   3.76%   6.48%   9.91%  18.66%

Ratios/Supplemental Data
Net assets, end of year (in millions)        $85     $89    $104    $111     $80
Ratio of expenses to average net assets     1.24%   1.23%   1.16%   1.19%   1.26%
Ratio of net investment income (loss)
 to average net assets                      (.06%)   .24%    .37%    .47%    .44%
Portfolio turnover rate                       47%     51%     48%     40%     33%

See accompanying Notes to Financial Statements.


Financial Highlights
Babson Bond Trust - Portfolio L

Condensed data for a share of capital stock outstanding throughout each period.

                                                  Seven
                                           Year   Months
                                           Ended  Ended
                                         June 30, June 30,  Years Ended November 30,
                                           2000    1999     1998   1997    1996    1995
Net asset value, beginning of period      $1.52   $1.59   $1.56   $1.55   $1.58   $1.47

 Income from investment operations:
  Net investment income                     .09     .05     .09     .10     .11     .11
  Net gains (losses) on securities
   (both realized and unrealized)          (.04)   (.07)    .03     .01    (.03)    .11
 Total from investment operations           .05    (.02)    .12     .11     .08     .22

 Less distributions:
  Dividends from net investment income     (.09)   (.05)   (.09)   (.10)   (.11)   (.11)
  Distributions from capital gains            -       -       -       -       -       -
 Total distributions                       (.09)   (.05)   (.09)   (.10)   (.11)    (.11)
Net asset value, end of period            $1.48   $1.52   $1.59   $1.56   $1.55    $1.58
Total return*                              3.54%  (1.16%)  8.13%   7.26%   5.17%   15.28%

Ratios/Supplemental Data
Net assets, end of period (in millions)    $100    $121    $128    $132    $142    $ 161
Ratio of expenses to average net assets**   .98%    .97%    .97%    .97%    .97%     .97%
Ratio of net investment income
 to average net assets**                   6.14%   5.73%   5.93%   6.38%   6.96%    7.06%
Portfolio turnover rate                      26%     38%     43%     59%     61%      50%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights
Babson Bond Trust - Portfolio S

Condensed data for a share of capital stock outstanding throughout each period.

                                                  Seven
                                           Year   Months
                                           Ended  Ended
                                         June 30, June 30,  Years Ended November 30,
                                           2000    1999     1998   1997    1996    1995
Net asset value, beginning of period      $9.60   $9.91   $9.78    $9.77   $9.90  $9.43

 Income from investment operations:
  Net investment income                     .58     .33     .58      .62     .69    .73
  Net gains (losses) on securities
   (both realized and unrealized)          (.25)   (.31)    .13      .01    (.13)   .47
 Total from investment operations           .33     .02     .71      .63     .56   1.20

 Less distributions:
  Dividends from net investment income     (.58)   (.33)   (.58)    (.62)   (.69)  (.73)
  Distributions from capital gains            -       -       -        -       -      -
 Total distributions                       (.58)   (.33)   (.58)    (.62)   (.69)  (.73)
Net asset value, end of period            $9.35   $9.60   $9.91    $9.78   $9.77  $9.90
Total return*                              3.55%    .15%   7.47%    6.70%   5.96% 13.10%

Ratios/Supplemental Data
Net assets, end of period (in millions)  $   30   $  37  $   38    $  41    $  34  $  33
Ratio of expenses to average net assets**   .68%    .67%    .67%     .66%     .66%   .67%
Ratio of net investment income
 to average net assets**                   6.12%   5.75%   5.90%    6.42%    7.10%  7.47%
Ratio of expenses to average net
 assets before voluntary reduction
 of management fee **                       .98%    .97%    .97%     .97%     .96%   .97%
Portfolio turnover rate                      35%     54%     60%      65%      48%    57%

*Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.


Financial Highlights
Babson Money Market Fund - Prime Portfolio

Condensed data for a share of capital stock outstanding throughout each period.

                                                 Years Ended June 30,
                                           2000    1999    1998    1997    1996
Net asset value, beginning of year        $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00

 Income from investment operations:
  Net investment income                      .05     .04     .05     .05     .05

 Less distributions:
  Dividends from net investment income      (.05)   (.04)   (.05)   (.05)   (.05)
  Net asset value, end of year             $1.00   $1.00   $1.00   $1.00   $1.00
 Total return                               4.97%   4.38%   4.82%   4.61%   4.83%

Ratios/Supplemental Data
Net assets, end of year (in millions)        $39     $39     $37     $38     $36
Ratio of expenses to average net assets      .88%    .88%    .91%    .92%    .92%
Ratio of net investment income
 to average net assets                      4.86%   4.30%   4.73%   4.58%   4.75%

See accompanying Notes to Financial Statements.


Financial Highlights
Babson Money Market Fund - Federal Portfolio

Condensed data for a share of capital stock outstanding throughout each period.

                                                 Years Ended June 30,
                                           2000    1999    1998    1997    1996
Net asset value, beginning of year        $ 1.00  $ 1.00  $ 1.00  $ 1.00  $ 1.00

 Income from investment operations:
  Net investment income                      .05      .04    .05     .04     .05

 Less distributions:
  Dividends from net investment income      (.05)    (.04)  (.05)   (.04)   (.05)
  Net asset value, end of year             $1.00    $1.00  $1.00   $1.00   $1.00
 Total return                               4.85%    4.31%  4.75%   4.58%   4.77%

Ratios/Supplemental Data
Net assets, end of year (in millions)         $9    $  13  $  12   $  13   $  10
Ratio of expenses to average net assets      .89%     .88%   .91%    .91%    .91%
Ratio of net investment income
 to average net assets                      4.68%    4.23%  4.65%   4.51%   4.67%

See accompanying Notes to Financial Statements.


Financial Highlights
Babson Tax-Free Income Fund - Portfolio L

Condensed data for a share of capital stock outstanding throughout each period.

                                                 Years Ended June 30,
                                           2000    1999    1998    1997    1996
Net asset value, beginning of year        $ 8.91  $ 9.22  $ 8.96  $ 8.74  $ 8.67

 Income from investment operations:
  Net investment income                      .39     .40     .40     .42     .41
  Net gains (losses) on securities
   (both realized and unrealized)           (.21)   (.24)    .28     .24     .07
 Total from investment operations            .18     .16     .68     .66     .48

 Less distributions:
  Dividends from net investment income      (.39)   (.40)   (.40)   (.42)   (.41)
  Distributions from capital gains          (.08)   (.07)   (.02)   (.02)      -
 Total distributions                        (.47)   (.47)   (.42)   (.44)   (.41)
Net asset value, end of year              $ 8.62  $ 8.91   $9.22   $8.96   $8.74
Total return                                2.18%   1.70%   7.82%   7.69%   5.60%

Ratios/Supplemental Data
Net assets, end of year (in millions)        $24     $26     $27     $27     $27
Ratio of expenses to average net assets     1.01%   1.03%   1.06%   1.01%   1.01%
Ratio of net investment income
 to average net assets                      4.53%   4.36%   4.46%   4.71%   4.67%
Portfolio turnover rate                       48%      9%     18%     21%     39%

See accompanying Notes to Financial Statements.


Financial Highlights
Babson Tax-Free Income Fund - Portfolio S

Condensed data for a share of capital stock outstanding throughout each period.

                                                 Years Ended June 30,
                                           2000    1999    1998    1997    1996
Net asset value, beginning of year        $10.56  $10.79  $10.74  $10.69  $10.71

 Income from investment operations:
  Net investment income                      .40     .42     .44     .44     .44
  Net gains (losses) on securities
   (both realized and unrealized)           (.15)   (.20)    .08     .10     .01
 Total from investment operations            .25     .22     .52     .54     .45

 Less distributions:
  Dividends from net investment income      (.40)   (.42)   (.44)   (.44)   (.44)
  Distributions from capital gains          (.06)   (.03)   (.03)   (.05)   (.03)
 Total distributions                        (.46)   (.45)   (.47)   (.49)   (.47)
Net asset value, end of year              $10.35  $10.56  $10.79  $10.74  $10.69
Total return                                2.43%   1.96%   4.84%   5.18%   4.25%

Ratios/Supplemental Data
Net assets, end of year (in millions)        $15     $19     $21     $23     $25
Ratio of expenses to average net assets     1.02%   1.01%   1.06%   1.01%   1.01%
Ratio of net investment income
 to average net assets                      3.80%   3.82%   4.00%   4.12%   4.13%
Portfolio turnover rate                       27%     22%     21%     23%     41%

See accompanying Notes to Financial Statements.


Financial Highlights
Babson Tax-Free Income Fund - Portfolio M

Condensed data for a share of capital stock outstanding throughout each period.

                                                 Years Ended June 30,
                                           2000    1999    1998    1997    1996
Net asset value, beginning of year        $1.00   $1.00   $1.00   $1.00   $1.00

 Income from investment operations:
  Net investment income                     .03     .03     .03     .03     .03

 Less distributions:
  Dividends from net investment income     (.03)   (.03)   (.03)   (.03)   (.03)
Net asset value, end of year              $1.00   $1.00   $1.00   $1.00   $1.00
Total return                               3.08%   2.70%   3.06%   3.03%   3.15%

Ratios/Supplemental Data
Net assets, end of year (in millions)       $ 6    $ 10    $ 10      $9      $8
Ratio of expenses to average net assets      59%    .55%    .61%    .58%    .58%
Ratio of net investment income
 to average net assets                     2.98%   2.65%   3.06%   3.10%   3.15%

See accompanying Notes to Financial Statements.


Report of Independent Auditors

The Board of Directors and Shareholders of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., David L. Babson Growth Fund, Inc., Shadow Stock Fund, Inc., Babson Value Fund, Inc., Babson-Stewart Ivory
International Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., and D.L. Babson Tax-Free Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., and D.L. Babson Bond Trust (comprised of Portfolio L and Portfolio S) as of June 30, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for the periods presented in the corresponding financial statements and financial highlights, and we have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of David L.Babson Growth Fund, Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory International Fund, Inc., D.L. Babson Money Market Fund, Inc. (comprised of Portfolio Prime and Portfolio Federal) and D.L. Babson Tax-Free Income
Fund, Inc. (comprised of Portfolio L, Portfolio S and Portfolio MM) as of June 30, 2000, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended June 30, 1998 for David L. Babson Growth Fund, Inc., Shadow Stock Fund, Inc., Babson-Stewart Ivory International Fund, Inc., D.L. Babson Money Market Fund,
Inc., and D.L. Babson Tax-Free Income Fund, Inc. were audited by other auditors whose report dated July 28, 1998, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of June 30, 2000, by correspondence with the custodian and brokers. As to certain securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds and each of the related portfolios at June 30, 2000, the results of their operations, changes in their net assets and the financial highlights for the periods indicated above in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP
Kansas City, Missouri
July 28, 2000


This report has been prepared for the information of the Shareholders of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., David L. Babson Growth Fund, Inc., Shadow Stock Fund, Inc., Babson Value Fund, Inc., Babson-Stewart Ivory International Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., and D.L. Babson Tax-Free Income Fund, Inc., and is not to be construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


Babson Funds

Jones & Babson Distributors
A Member of the Generali Group

P.O. Box 219757, Kansas City, MO 64121-9757

1-800-4-babson
(1-800-422-2766)
www.babsonfunds.com